                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                               (AMENDMENT NO. 1)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]   Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive proxy statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CRYSTAL DECISIONS, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                                                Preliminary Copy

                                                             Filed June 27, 2003

To Our Stockholders:

     You are cordially invited to attend the 2003 annual meeting of stockholders of Crystal Decisions, Inc. to be held on July 9, 2003 at 9:00 a.m., local time, at our offices at 895 Emerson Street, Palo Alto, California 94301.


     The items for consideration at the 2003 annual meeting are complex and are described in greater detail in the accompanying notice of meeting and proxy statement. For your information, we have also included our most recent annual report on Form 10-K and quarterly report on Form 10-Q with these mailing materials.


     Our Board of Directors has approved unanimously each of the matters to be placed before our stockholders at the 2003 annual meeting and unanimously recommends that you vote in favor of each of those matters. Our largest stockholder, New SAC, has advised us that it intends to vote in favor of each of the matters. If New SAC votes in favor as anticipated, the outcome of each matter consistent with the Board's recommendation is assured.

     It is important that you use this opportunity to participate in these matters by voting on the proposals to be considered at the 2003 annual meeting. Whether or not you intend to attend the annual meeting, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelop, so that your shares are represented at the 2003 annual meeting. Returning the proxy card does not mean that you may not attend the annual meeting and vote in person.

     We thank you for your support of Crystal Decisions, Inc. and look forward to seeing you at the meeting.

     Sincerely,

    Gregory B. Kerfoot                           Jonathan J. Judge
    Chairman of the Board                        President, Chief Executive Officer and
                                                 Director


     This document is dated June   , 2003 and was first mailed to stockholders
on June   , 2003.

                                                                Preliminary Copy
                                                             Filed June 27, 2003

                            CRYSTAL DECISIONS, INC.
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            WEDNESDAY, JULY 9, 2003
                                   9:00 A.M.

TO OUR STOCKHOLDERS:


     The 2003 Annual Meeting of Stockholders of Crystal Decisions, Inc. will be held on Wednesday, July 9, 2003, 9:00 a.m., local time, at our offices at 895 Emerson Street, Palo Alto, California 94301, for the following purposes:


         1. To elect nine directors to serve for the following year and until their successors are elected.

         2. To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending July 2, 2004.

         3. To approve an amendment and restatement of our certificate of incorporation, as amended to (i) effect a one for two reverse split of our common stock and (ii) increase the authorized number of shares of common stock from 150,000,000 shares to 350,000,000 shares (post-split).


         4. To ratify and approve the amendment and restatement of our certificate of incorporation to provide that we will have authorized 10,000,000 shares of undesignated preferred stock (post-split).



         5. To ratify and approve the following actions that will be effective upon closing of our proposed initial public offering of common stock (the "public offering"): amendments to our certificate of incorporation and bylaws regarding, among other things: (i) elimination of actions by written consent of stockholders, (ii) imposition of advance notice requirements for stockholder proposals, (iii) procedures for the filling of vacancies on the board of directors and that directors may be removed with or without cause,
     (iv) providing that special meetings of the stockholders may only be called by a majority of the board of directors, the chairman of the board of directors or the chief executive officer and (v) providing that any future amendment to the foregoing provisions must be approved by the holders of at least 66 2/3 percent of our then outstanding common stock.



         6. To ratify and approve a form of indemnification agreement to be entered into between us and our directors, officers and agents.



         7. To approve the adoption of our 2002 stock option plan, effective upon the closing of the public offering, pursuant to which 5,000,000 shares (pre-split) of common stock are initially reserved for issuance, together with an annual increase in the number of shares of common stock reserved for issuance thereunder on the first day of our fiscal year, beginning July 3, 2004, in an amount equal to the lesser of (i) 7,500,000 shares (pre-split), (ii) five percent (5.0%) of our outstanding shares as of the last day of the prior fiscal year or (iii) such amount as determined by our board of directors.



         8. To approve the adoption of the 2002 director option plan, effective upon the closing of the public offering, pursuant to which 250,000 shares (pre-split) of common stock are initially reserved for issuance, together with an annual increase in the number of shares reserved thereunder on the first day of our fiscal year, beginning July 3, 2004, in an amount equal to the lesser of (i) 300,000 shares (pre-split), (ii) two tenths of one percent (0.2%) of our outstanding shares as of the last day of the prior fiscal year or (iii) such amount as determined by our board of directors.

                                                                Preliminary Copy

                                                             Filed June 27, 2003



         9. To transact such other business as may properly come before the annual meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary.



     The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Stockholders who owned shares of our stock at the close of business on May 31, 2003 are entitled to attend and vote at the meeting. A complete list of these stockholders will be available during normal business hours for ten days prior to the meeting at our offices located at 895 Emerson Street, Palo Alto, California 94301. A stockholder may examine the list for any legally valid purpose related to the meeting. The list also will be available during the annual meeting for inspection by any stockholder present at the meeting.


     Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in the accompanying reply envelope.

                                          For the board of directors of
                                          CRYSTAL DECISIONS, INC.


                                          Jonathan J. Judge


                                          President and Chief Executive Officer


Palo Alto, California
June      , 2003

                             YOUR VOTE IS IMPORTANT

       PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY FOLLOWING THE
                    INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                                                                Preliminary Copy

                                                             Filed June 27, 2003


                            CRYSTAL DECISIONS, INC.
                             ---------------------

                            PROXY STATEMENT FOR THE
                      2003 ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                                                                Preliminary Copy

                                                             Filed June 27, 2003


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
GENERAL INFORMATION.........................................    1
SUMMARY OF PROPOSALS........................................    1
  Other matters.............................................    2
INFORMATION REGARDING VOTING................................    3
  Voting procedures.........................................    3
  Methods of voting.........................................    3
  Revoking your proxy.......................................    4
  Quorum requirement........................................    4
  Votes required for each proposal..........................    4
  Abstentions...............................................    5
  Householding..............................................    5
  Proxy solicitation costs..................................    5
  Deadline for receipt of stockholder proposals for 2004
     annual meeting.........................................    5
PRINCIPAL STOCKHOLDERS......................................    7
EXECUTIVE COMPENSATION......................................   10
  Summary compensation table................................   10
  Option grants in fiscal 2002..............................   11
  Aggregate option exercises in last fiscal year and fiscal
     year end option values.................................   12
  Equity compensation plan information......................   12
  Employment contracts, change-of-control arrangements and
     separation agreements..................................   13
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
  DIRECTORS.................................................   15
  General compensation philosophy...........................   15
  Cash compensation.........................................   15
  Equity-based compensation.................................   16
  Tax deductibility of executive compensation...............   16
PROPOSAL ONE -- ELECTION OF DIRECTORS.......................   17
  Information concerning the nominees and incumbent
     directors..............................................   17
  Board composition.........................................   18
  Board and committee meetings..............................   19
  Director compensation.....................................   20
  Compensation committee interlocks and insider
     participation..........................................   21
  Vote required and board of directors' recommendation......   21
PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
  AUDITORS..................................................   22
  Audit fees................................................   22
  Financial information systems design and implementation
     fees...................................................   22
  All other fees............................................   22
  Vote required and board of directors' recommendation......   22
PROPOSAL THREE -- AMENDMENT AND RESTATEMENT OF OUR
  CERTIFICATE OF INCORPORATION..............................   23
  Proposed amendment........................................   23
  Purpose of the proposed amendment.........................   23

                                                                Preliminary Copy

                                                             Filed June 27, 2003



                                                              PAGE
                                                              ----
PROPOSAL FOUR -- AMENDMENT AND RESTATEMENT OF OUR
  CERTIFICATE OF INCORPORATION..............................   24
  Proposed amendment and restatement of our certificate of
     incorporation..........................................   24
  Purpose of the proposed changes...........................   24
PROPOSAL FIVE -- AMENDMENT AND RESTATEMENT OF OUR
  CERTIFICATE OF INCORPORATION AND BYLAWS...................   25
  Proposed amendment and restatement of our certificate of
     incorporation and bylaws...............................   25
  Purpose of the proposed changes...........................   25
PROPOSAL SIX -- RATIFICATION OF INDEMNIFICATION
  AGREEMENTS................................................   28
  General...................................................   28
PROPOSAL SEVEN -- ADOPTION OF 2002 STOCK OPTION PLAN........   31
  Purpose...................................................   32
  Administration............................................   32
  Eligibility...............................................   32
  Terms of options..........................................   32
  Adjustment upon changes in capitalization.................   34
  Amendment and termination.................................   34
  Participation in the Plan.................................   35
  Tax information...........................................   35
PROPOSAL EIGHT -- ADOPTION OF 2002 DIRECTOR OPTION PLAN.....   38
  General...................................................   38
  Administration............................................   38
  Eligibility...............................................   38
  Terms of options..........................................   38
  Adjustment upon changes in capitalization.................   39
  Amendment and termination of the plan.....................   39
  Tax information...........................................   40
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.....   42
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....   43
OUR RELATIONSHIPS AND ARRANGEMENTS WITH NEW SAC, SEAGATE
  TECHNOLOGY, OUR OFFICERS AND OUR DIRECTORS................   44
OTHER MATTERS...............................................   52

                                                                Preliminary Copy

                                                             Filed June 27, 2003


                            CRYSTAL DECISIONS, INC.
                             ---------------------
                            PROXY STATEMENT FOR THE
                      2003 ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------
                              GENERAL INFORMATION

     The board of directors of Crystal Decisions, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2003 annual meeting of stockholders to be held at 9:00 a.m., local time, on Wednesday, July 9, 2003 at our offices at 895 Emerson Street, Palo Alto, California 94301.

     This proxy statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote and describes the voting procedures.

     We use several abbreviations in this proxy statement. We may refer to our company, Crystal Decisions, Inc., as "Crystal Decisions," "Crystal," "we," "us" or "our." The term "proxy materials" includes this proxy statement, as well as the enclosed proxy card, our Annual Report on Form 10-K for the year ended June 28, 2002 and our Quarterly Report on Form 10-Q for the period ended March 28, 2003.


     We are sending the proxy materials on or about June   , 2003 to all our
stockholders as of the record date, May 31, 2003. Stockholders who owned our common stock at the close of business on May 31, 2003 are entitled to attend and vote at the annual meeting. On the record date, we had 76,081,342 shares of our common stock issued and outstanding. We had 254 stockholders on the record date.


                              SUMMARY OF PROPOSALS


     The board of directors has included eight proposals on the agenda for our annual meeting. The following is a brief summary of the matters to be considered and voted upon by our stockholders.


         1. To elect nine directors to serve for the following year and until their successors are elected.

         2. To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending July 2, 2004.

         3. To approve an amendment and restatement of our certificate of incorporation, as amended to (i) effect a one for two reverse split of our common stock and (ii) increase the authorized number of shares of common stock from 150,000,000 shares to 350,000,000 shares (post-split).


         4. To ratify and approve an amendment and restatement of our certificate of incorporation to provide that we will have authorized 10,000,000 shares of undesignated preferred stock (post-split).



         5. To ratify and approve the following actions that will be effective upon the closing of our proposed initial public offering of common stock (the "public offering"): amendments to our certificate of incorporation and bylaws regarding, among other things: (i) elimination of actions by written consent of stockholders, (ii) imposition of advance notice requirements for stockholder proposals, (iii) procedures for the filling of vacancies on the board of

                                                                Preliminary Copy

                                                             Filed June 27, 2003



     directors and that directors may be removed with or without cause, (iv) providing that special meetings of the stockholders may only be called by a majority of the board of directors, the chairman of the board of directors or the chief executive officer and (v) providing that any future amendment to the foregoing provisions must be approved by the holders of at least
     66 2/3 percent of our then outstanding common stock.



         6. To ratify and approve a form of indemnification agreement to be entered into between us and our directors, officers and agents.



         7. To approve the adoption of our 2002 stock option plan, effective upon the closing of the public offering, pursuant to which 5,000,000 shares (pre-split) of common stock are initially reserved for issuance, together with an annual increase in the number of shares of common stock reserved for issuance thereunder on the first day of our fiscal year, beginning July 3, 2004, in an amount equal to the lesser of (i) 7,500,000 shares (pre-split), (ii) five percent (5.0%) of our outstanding shares as of the last day of the prior fiscal year or (iii) such amount as determined by our board of directors.



         8. To approve the adoption of our 2002 director option plan, effective upon the closing of the public offering, pursuant to which 250,000 shares (pre-split) of common stock are initially reserved for issuance, together with an annual increase in the number of shares reserved thereunder on the first day of our fiscal year, beginning July 3, 2004 in an amount equal to the lesser of (i) 300,000 shares (pre-split), (ii) two tenths of one percent (0.2%) of our outstanding shares as of the last day of the prior fiscal year or (iii) such amount as determined by our board of directors.


OTHER MATTERS

     Other than the proposals listed above, our board of directors does not intend to present any other matters to be voted on at the meeting. Our board of directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

                          INFORMATION REGARDING VOTING

VOTING PROCEDURES


     As a stockholder, you have the right to vote on certain business matters affecting our company. The eight proposals that will be presented at the annual meeting, and upon which you are being asked to vote, are discussed below. Each share of our common stock you own entitles you to one vote. You can vote by returning the enclosed proxy card in the envelope provided or by attending the annual meeting.


METHODS OF VOTING


     VOTING BY MAIL. By signing and returning the proxy card according to the enclosed instructions, you are enabling our president and chief executive officer, our chief financial officer and our secretary, who are named on the proxy card and are known as proxy holders, to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.


     Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you submit the proxy card, but do not indicate your voting instructions, your shares will be voted as follows:

     - FOR the election of the nominees for director identified in Proposal One;

     - FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending July 2, 2004 as set forth in Proposal Two;

     - FOR the amendment and restatement of our certificate of incorporation as set forth in Proposal Three;


     - FOR the amendment and restatement of our certificate of incorporation as set forth in Proposal Four;



     - FOR the amendment and restatement of our certificate of incorporation and bylaws and adoption of the provisions set forth in Proposal Five;



     - FOR the ratification and approval of the indemnification agreement as set forth in Proposal Six;



     - FOR the adoption of the 2002 stock option plan and the reservation of shares thereunder as set forth in Proposal Seven; and



     - FOR the adoption of the 2002 director option plan and the reservation of shares thereunder as set forth in Proposal Eight.


     VOTING IN PERSON AT THE MEETING. If you plan to attend the annual meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name and you plan to attend the annual meeting, please bring the enclosed proxy card or proof of identification. If your shares are held in the name of your family trust or other nominee, you are considered the beneficial owner of shares held in your name, but if you wish to vote at the meeting, you will need to bring with you to the annual meeting a legal proxy authorizing you to vote those shares.

REVOKING YOUR PROXY

     You may revoke your proxy at any time before it is voted at the annual meeting. In order to do this, you may either:

     - sign and return another proxy bearing a later date;

     - provide written notice of the revocation to Susan J. Wolfe, our Vice President, General Counsel and Secretary, prior to the time we take the vote at the annual meeting; or

     - attend the meeting and vote in person.

QUORUM REQUIREMENT

     A quorum, which is a majority of our outstanding shares as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you submit a properly executed proxy card.

VOTES REQUIRED FOR EACH PROPOSAL

     The vote required and method of calculation for the proposals to be considered at the annual meeting are as follows:

         PROPOSAL ONE -- ELECTION OF DIRECTORS. The nine director nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.


         PROPOSAL TWO -- RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS. Ratification of Ernst & Young LLP as our independent auditors will require the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy, and entitled to vote on this matter.


         PROPOSAL THREE -- APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION FOR STOCK SPLIT AND INCREASE IN AUTHORIZED
     SHARES. Approval of the amendment of our certificate of incorporation to effect a one for two reverse stock split and to increase the number of authorized shares to 350,000,000 (post-split) will require the affirmative vote of a majority of our outstanding common stock.


         PROPOSAL FOUR -- APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION TO CREATE AND RESERVE PREFERRED STOCK. The affirmative vote of a majority of our outstanding common stock is required to approve the amendment and restatement of our certificate of incorporation to provide 10,000,000 authorized shares of undesignated preferred stock (post-split).



         PROPOSAL FIVE -- APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION, BYLAWS AND ADOPTION OF CERTAIN MATTERS. The affirmative vote of a majority of our outstanding common stock is required to approve the amendment and restatement of our certificate of incorporation to effect certain provisions including: (i) elimination of actions by written consent of stockholders, (ii) imposition of advance notice requirements for stockholder proposals, (iii) procedures for the filling of vacancies on the board of directors and that directors may be removed with or without cause,
     (iv) providing that special meetings of the stockholders may only be called by a majority of the board of directors, the chairman of the board of directors or the chief executive officer and (v) providing that any future amendment to the foregoing provisions must be approved by the holders of at least 66 2/3 percent of our then outstanding common stock.



         PROPOSAL SIX -- RATIFICATION AND APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT. The ratification and approval of the form of indemnification agreement we intend to enter into with our directors, officers and certain other employees requires the affirmative vote of a majority of the disinterested holders of common stock present at the annual meeting, in person or by proxy, and entitled to vote on this matter.



         PROPOSAL SEVEN -- APPROVAL OF OUR 2002 STOCK OPTION PLAN AND RESERVATION OF SHARES THEREUNDER. The approval of the 2002 stock option plan and reservation of shares thereunder requires the affirmative vote of a majority of shares present at the meeting, in person or by proxy, and entitled to vote on this matter.



         PROPOSAL EIGHT -- APPROVAL OF 2002 DIRECTOR OPTION PLAN AND RESERVATION OF SHARES THEREUNDER. The approval of the 2002 director option plan and the reservation of shares thereunder requires the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy, and entitled to vote on this matter.


     You may vote either "for" or "withhold" your vote for the nominee for election as a director. You may vote "for," "against," or "abstain" from voting on the remaining proposals.

ABSTENTIONS

     If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Abstentions are not counted in the election of directors. If you abstain from voting on the proposals other than the election of directors, your abstention will have the same effect as a vote against the proposal.

HOUSEHOLDING

     In an effort to reduce printing costs and postage fees, we have adopted the practice approved by the Securities and Exchange Commission called "householding." Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

     If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate copy of these materials, please send your request to: Crystal Decisions, Inc., 840 Cambie Street, Vancouver, B.C., Canada V6B 4J2, Attn: Investor Relations, or visit our website at www.crystaldecisions.com. You may contact the Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

PROXY SOLICITATION COSTS


     We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of proxy materials. We expect John Chigbu, our Vice President, General Tax Counsel and Assistant Secretary, to tabulate the proxies and act as inspector of the election.


DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of our stockholders intended to be presented for consideration at our 2004 annual
meeting of stockholders must be received by us no later than             , 2004,
which is 120 calendar days prior to the anniversary of this year's mail date, and must be in compliance with applicable laws and regulations in order that they may be included in the proxy statement and form of proxy related to that meeting.


     Alternatively, our stockholders may submit proposals in accordance with our bylaws that they believe should be voted upon at the annual meeting, but do not seek to include in our 2004 proxy statement pursuant to the proxy rules established by the Securities and Exchange Commission. Under the bylaws, as expected to be amended and restated following our initial public offering, in order to be deemed properly presented, notice must be delivered to our Secretary at our principal executive offices no less than 120 day prior to the one-year anniversary of the previous year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. As described in our bylaws, the stockholder must include certain specific information concerning the proposal and information as to the stockholder's ownership of our common stock. If a stockholder gives notice of such proposal after the deadline computed in accordance with our bylaws, the stockholder will not be permitted to present the proposal to the stockholders at the 2004 annual meeting.


     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the 2003 annual meeting. If you intend to submit a proposal at the 2004 annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, you must do so no
later than             , 2004, or the date which is 45 calendar days prior to
the one-year anniversary of the mailing date of this proxy statement. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2004 annual meeting.

                             PRINCIPAL STOCKHOLDERS



     The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of May 31, 2003 by the following:



     - each stockholder known by us to own beneficially more than 5% of our common stock;



     -  each of our executive officers named in the compensation table below;



     -  each of our directors; and



     -  all directors and named executive officers as a group.



     Except as otherwise noted below, the address of the beneficial owners is c/o Crystal Decisions, Inc., 895 Emerson Avenue, Palo Alto, California 94301.



     We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on the information furnished by these owners, have sole voting power and investment power with respect to these shares, subject to applicable community property laws. New SAC, affiliates of Silver Lake Partners, affiliates of Texas Pacific Group and affiliates of August Capital are parties to a shareholders agreement and other arrangements that result in these persons acting as a group with respect to all matters submitted to our stockholders. We have based our calculation of the percentage of beneficial ownership of 76,081,342 shares of common stock outstanding as of May 31, 2003.



     In computing the number of shares of common stock beneficially owned by a person and the percent ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of May 31, 2003.



                                                                     SHARES OF
                                                                   COMMON STOCK
                                                                BENEFICIALLY OWNED
                                                              -----------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER                NUMBER     PERCENTAGE
            ------------------------------------                ------     ----------
New SAC(1)..................................................  75,001,000     98.6%
  c/o M&C Corporate Services Limited
  P.O. Box 309GT, Ugland House
  South Church Street
  George Town
  Grand Cayman, Cayman Islands
Affiliates of Silver Lake Partners, L.P.(2).................  75,001,000      98.6
  c/o Silver Lake Partners, L.P.
  2725 Sand Hill Road, Suite 150
  Menlo Park, California 94025
TPG SAC Advisors III Corp.(3)...............................  75,001,000      98.6
  c/o Texas Pacific Group
  301 Commerce Street, Suite 3300
  Fort Worth, Texas 76102
Affiliates of August Capital III, L.P.(4)...................  75,001,000      98.6
  c/o August Capital
  2480 Sand Hill Road, Suite 101
  Menlo Park, California 94025
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Jonathan J. Judge...........................................          --         *
William G. Gibson(5)........................................     379,165         *
Eric Patel(6)...............................................     341,664         *
Anthony L. Wind(7)..........................................     293,685         *
Andrew L. Handford(8).......................................     124,615         *

                                                                     SHARES OF
                                                                   COMMON STOCK
                                                                BENEFICIALLY OWNED
                                                              -----------------------
            NAME AND ADDRESS OF BENEFICIAL OWNER                NUMBER     PERCENTAGE
            ------------------------------------                ------     ----------
Gregory B. Kerfoot(9).......................................   3,031,247       3.8
Fred D. Anderson............................................          --         *
Robert L. Bailey............................................          --         *
Justin T. Chang(10).........................................  75,031,208      98.6
Stephen J. Luczo(11)........................................  75,268,500      98.8
David J. Roux(12)...........................................  75,031,208      98.6
John W. Thompson(13)........................................      30,208         *
Donald L. Waite(14).........................................  75,051,000      98.6
All directors and named executive officers as a group (13
  persons)(15)..............................................  79,579,500      99.2


------------------------

  *   Less than one percent.



 (1) A wholly owned subsidiary of New SAC acquired 75,001,000 shares of our outstanding common stock in November 2000. Prior to the proposed public offering, New SAC's subsidiary will be merged out of existence and New SAC will hold our shares directly. Messrs. Luczo and Roux, in their capacities as directors of New SAC, and Mr. Waite, in his capacity as an officer of New SAC and Seagate Technology, may be deemed to have shared voting or dispositive power over these shares. Each of them disclaims this beneficial ownership.



 (2) Includes 75,001,000 shares of our common stock beneficially owned by New SAC, over which affiliates of Silver Lake Partners, L.P. may be deemed, as a result of their ownership of approximately 31.8% of New SAC's total outstanding shares, to have shared voting or dispositive power. The affiliates of Silver Lake Partners, L.P. are Silver Lake Partners Cayman, L.P., Silver Lake Investors Cayman, L.P. and Silver Lake Technology Investors Cayman, L.P. The sole general partner of each of Silver Lake Partners Cayman, L.P. and Silver Lake Investors Cayman, L.P. is Silver Lake Technology Associates Cayman, L.P. and the sole general partners of each of Silver Lake Technology Associates Cayman, L.P. and Silver Lake Technology Investors Cayman, L.P. is Silver Lake (Offshore) AIV GP LTD. The shareholders of Silver Lake (Offshore) AIV GP LTD are James A. Davidson, Glenn H. Hutchins, David J. Roux, Integral Capital Partners SLP LLC, Yolande Jun and Karl Schade. Ms. Jun and Mr. Schade are employees of an affiliate of Silver Lake Partners, L.P. All persons identified above disclaim beneficial ownership of these shares.



 (3) Includes 75,001,000 shares of our common stock beneficially owned by New SAC, over which affiliates of TPG SAC Advisors III Corp. may be deemed, as a result of their ownership of approximately 22.1% of New SAC's total outstanding shares, to have shared voting or dispositive power. TPG SAC Advisors III Corp. is the sole general partner of TPG SAC GenPar, L.P., which is the sole general partner of SAC Investments, L.P. The shareholders of TPG SAC Advisors III Corp. are David Bonderman, James G. Coulter, William S. Price, Justin T. Chang and John Marren. Each of them, however, disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.



 (4) Includes 75,001,000 shares of our common stock beneficially owned by New SAC, over which affiliates of August Capital III, L.P., may be deemed, as a result of their ownership of approximately 11.4% of New SAC's outstanding shares, to have shared voting or dispositive power. The members of August Capital Management III, L.L.C. may be deemed to have shared voting or dispositive power over those shares. August Capital Management III, L.L.C. is the general partner of August Capital III, L.P. The members of August Capital Management III, L.L.C. are Andrew S. Rapaport, John Johnston, David F. Marquardt and Andrew Anker. Each of them, however, disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.



 (5) Includes 379,165 shares of common stock that may be acquired upon the exercise of stock options exercisable within 60 days after May 31, 2003.



 (6) Includes 341,664 shares of common stock that may be acquired upon the exercise of stock options exercisable within 60 days after May 31, 2003.



 (7) Includes 293,685 shares of common stock that may be acquired upon the exercise of stock options exercisable within 60 days after May 31, 2003.



 (8) Includes 124,615 shares of common stock that may be acquired upon the exercise of stock options exercisable within 60 days after May 31, 2003.

 (9) Includes 2,831,247 shares of common stock that may be acquired upon the exercise of stock options exercisable within 60 days after May 31, 2003. Mr. Kerfoot also owns 170,000 shares of New SAC, representing 1.5% of New SAC's total outstanding shares.



(10) Represents 75,001,000 shares of common stock beneficially owned by New SAC to which Mr. Chang may be deemed, in his capacity as a principal of Texas Pacific Group, to have shared voting or dispositive power. Includes 30,208 shares of common stock that may be acquired upon the exercise of stock options exercisable within 60 days after May 31, 2003. TPG SAC Advisors III Corp., which owns approximately 22.1% of New SAC's total outstanding shares, is the sole general partner of TPG SAC GenPar, L.P., which is the sole general partner of SAC Investments, L.P. Mr. Chang is also a shareholder of TPG SAC Advisors III Corp., which is the sole general partner of TPG SAC GenPar, L.P., which is the sole general partner of SAC Investments, L.P., which owns approximately 22.1% of New SAC's total outstanding shares. Mr. Chang disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.



(11) At May 31, 2003, we held repurchase rights on 16,146 shares. Also, includes 92,500 shares of common stock that may be acquired upon the exercise of stock options exercisable within 60 days after May 31, 2003. Includes 75,001,000 shares of common stock beneficially owned by New SAC to which Mr. Luczo may be deemed, in his capacity as the chief executive officer and director of New SAC, to have shared voting or dispositive power. Mr. Luczo disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Mr. Luczo owns 556,904 shares of New SAC, representing 4.9% of New SAC's total outstanding shares.



(12) Represents 75,001,000 shares of common stock beneficially owned by New SAC to which Mr. Roux may be deemed, in his capacity as a director of New SAC, to have shared voting or dispositive power. Mr. Roux disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Includes 30,208 shares of common stock that may be acquired upon the exercise of stock options exercisable within 60 days after May 31, 2003.



(13) Includes 3,125 shares of common stock that may be acquired upon the exercise of stock options exercisable within 60 days after May 31, 2003. Mr. Thompson owns 13,000 shares of New SAC, representing 0.1% of New SAC's total outstanding shares.



(14) At May 31, 2003, we held repurchase rights on 5,209 shares. Also includes 75,001,000 shares of common stock beneficially owned by New SAC to which Mr. Waite may be deemed, in his capacity as an officer of New SAC, to have shared voting or dispositive power. Mr. Waite disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Mr. Waite owns 124,738 shares of New SAC, representing 1.1% of New SAC's total outstanding shares.



(15)  See notes 2 through 14.

                             EXECUTIVE COMPENSATION



SUMMARY COMPENSATION TABLE



     The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to us during our fiscal years ended June 30, 2000 ("fiscal 2000"), June 29, 2001 ("fiscal 2001") and June 28, 2002 ("fiscal
2002") to our chief executive officer and our four next most highly compensated executive officers, to whom we refer to collectively as the named executive officers in this proxy statement, each of whose compensation exceeded $100,000 in fiscal 2002.



                                                                                                       LONG-TERM
                                                                                                      COMPENSATION
                                                                                                         AWARDS
                                                                       ANNUAL                         ------------
                                                                    COMPENSATION                       SECURITIES
                                                        FISCAL      ------------       OTHER ANNUAL    UNDERLYING
             NAME AND PRINCIPAL POSITION                 YEAR     SALARY     BONUS     COMPENSATION    OPTIONS(1)
             ---------------------------                ------    ------     -----     ------------    ----------
Jonathan J. Judge.....................................   2002          --         --          --              --
  President and Chief Executive                          2001          --         --          --              --
  Officer(2)                                             2000          --         --          --              --
Gregory B. Kerfoot....................................   2002    $262,500   $500,000          --         500,000
  Chairman of the Board(3)                               2001     235,386    231,800(4)        --             --
                                                         2000     238,090         --          --       3,000,000
William G. Gibson.....................................   2002     245,223     97,580          --         200,000
  Chief Operating Officer(5)                             2001     218,259    120,620          --         400,000
                                                         2000          --         --          --              --
Eric Patel............................................   2002     189,172     97,853          --         100,000
  Chief Financial Officer(6)                             2001     188,024    102,976     $82,690(7)      100,000
                                                         2000     114,430     56,771          --         250,000
Anthony L. Wind.......................................   2002     180,467     52,548          --          57,000
  Chief Technology Officer(8)                            2001     167,001     55,050          --          50,000
                                                         2000     168,919     22,804          --         250,000
Andrew L. Handford....................................   2002     131,900     49,013          --          28,125
  Vice President of Products and                         2001     115,787     22,144          --          27,000
  Research and Development(9)                            2000     100,788      9,553          --         100,000


------------------------


(1) The stock options listed in the table represent options to purchase our common stock. See "Option Grants in Fiscal 2002" for additional information regarding options to purchase our stock granted during fiscal 2002.



(2) Mr. Judge became our president and chief executive officer in October 2002 and is paid an annual base salary of $400,000 with a maximum bonus payout of $800,000. See "Employment Contracts, Change-of-Control Arrangements and Separation Agreements" for additional information regarding Mr. Judge's agreement.



(3) Mr. Kerfoot was our chief executive officer from August 2000 to October 2002, our president from August 1999 to October 2002 and our chief operating officer from August 1999 to August 2000.



(4) Mr. Kerfoot donated his bonus to the Crystal Decisions Foundation, a non-profit charitable foundation.



(5) Mr. Gibson's compensation for fiscal 2001 included amounts since joining us in August 2000 as our chief operating officer.



(6) Mr. Patel's compensation for fiscal 2000 included amounts since joining us in November 1999 as our chief financial officer. Mr. Patel's compensation for fiscal 2001 and 2002 includes amounts contributed by Mr. Patel to the group registered retirement savings plan in the amounts of $2,449 and $9,342, respectively. Excluded from Mr. Patel's compensation is the employer match made by us under the group registered retirement savings plan, which is the lesser of Canadian $2,500 or 6% of annual salary for each calendar year.



(7) Fiscal 2001 other annual compensation included approximately $76,900 related to a one-time net tax equalization amount that was paid by us on Mr. Patel's behalf after his repayment of certain advances for Canadian tax liabilities.

(8) Mr. Wind's compensation for fiscal 2000, 2001 and 2002 includes amounts contributed by Mr. Wind to the group registered retirement savings plan in the amounts of $3,861, $3,817 and $3,640, respectively. Excluded from Mr. Wind's compensation is the employer match made by us under the group registered retirement savings plan, which is the lesser of Canadian $2,500 or 6% of annual salary for each calendar year.



(9) Mr. Hanford compensation for fiscal 2000, 2001 and 2002 includes amounts contributed by Mr. Hanford to the group registered retirement savings plan in the amounts of $3,838, $3,367 and $3,210, respectively. Excluded from Mr. Hanford's compensation is the employer match made by us under the group registered retirement savings plan, which is the lesser of Canadian $2,500 or 6% of annual salary for each calendar year.



     All named executive officers are employed in Canada and paid in Canadian dollars. The amounts shown in the above table are expressed in U.S. dollars converted from Canadian dollars using the weighted average annual exchange rate for the relevant fiscal year.



OPTION GRANTS IN FISCAL 2002



     The following table sets forth certain information concerning grants of stock options to each of our named executive officers during fiscal 2002. All stock options were granted at the fair market value of our common stock at November 13, 2001, which was $4.25 per share.



                                                                           POTENTIAL REALIZABLE VALUE
                                   % OF TOTAL                                   AT ASSUMED ANNUAL
                      NUMBER OF     OPTIONS                                      RATES OF STOCK
                      SECURITIES   GRANTED TO                                  PRICE APPRECIATION
                      UNDERLYING   EMPLOYEES    EXERCISE OR                      FOR OPTION TERM
                       OPTIONS     IN FISCAL    BASE PRICE    EXPIRATION   ---------------------------
        NAME           GRANTED        YEAR       PER SHARE       DATE           5%            10%
        ----          ----------   ----------   -----------   ----------   ------------   ------------
Jonathan J.
  Judge(1)..........        --          --            --             --             --             --
Gregory B.
  Kerfoot...........   500,000       13.09%        $4.25       11/13/11     $1,336,401     $3,386,703
William G. Gibson...   200,000        5.24          4.25       11/13/11        534,560      1,354,681
Eric Patel..........   100,000        2.62          4.25       11/13/11        267,280        677,341
Anthony L. Wind.....    57,000        1.49          4.25       11/13/11        152,350        386,084
Andrew L.
  Handford..........    28,125        0.74          4.25       11/13/11         75,173        190,502


------------------------


(1) Mr. Judge became our president and chief executive officer in October 2002 and received an option to purchase 2,000,000 shares of our common stock at a per share exercise price of $5.50 in November 2003. See "Employment Contracts, Change-of-Control Arrangements and Separation Agreements" for a discussion of his initial grant.



     All stock options granted to named executive officers in fiscal 2002 vest as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date and as to 1/48th per month thereafter. Under our 1999 stock option plan, our board retains discretion to modify the terms of outstanding options. The percentage of total options granted was based on aggregate grants of options to purchase 3,820,338 shares of common stock to our employees and named executive officers in fiscal 2002.



     The foregoing options were granted to our named executive officers at an exercise price equal to the fair market value of our common stock on the grant date, as determined by the compensation committee of our board of directors. Because there was no public market for our stock prior to our proposed initial public offering, the compensation committee determined the fair market value of our common stock by considering a number of factors, including, but not limited to, contemporaneous valuations, our current financial performance and prospects for future growth and profitability, the status of product releases and product integration, the absence of a resale market for our common stock, the control position held by New SAC and comparisons of certain of our key metrics with similar metrics for comparable publicly traded companies, including measures of market capitalization based on revenue multiples, price-to-earnings ratios and operating margins.



     The table sets forth the hypothetical gains or option spreads that would exist for the options at the end of their respective 10-year terms based on assumed annualized rates of compound stock price appreciation of 5% and 10% from the dates the options were granted until the expiration of the 10-year option term. The disclosure of 5% and 10% assumed rates is required by the rules of the Securities and Exchange Commission and does not represent our estimate or projection of future common stock prices or stock price growth.



AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES



     The following table sets forth certain information regarding the exercise of stock options in fiscal 2002 by the named executive officers and the value of options held by these individuals at June 28, 2002.



                                                               NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-
                                    NUMBER OF                 UNDERLYING UNEXERCISED         THE-MONEY OPTIONS AT
                                     SHARES                  OPTIONS AT JUNE 28, 2002            JUNE 28, 2002
                                   ACQUIRED ON    VALUE     ---------------------------   ---------------------------
              NAME                  EXERCISE     RECEIVED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
              ----                 -----------   --------   -----------   -------------   -----------   -------------
Jonathan J. Judge................         --          --            --             --             --             --
Gregory B. Kerfoot...............    200,000     $50,000     1,799,999      1,500,001     $3,599,996     $2,875,004
William G. Gibson................         --          --       183,333        416,667        366,664        783,336
Eric Patel.......................         --          --       203,124        246,876        406,248        468,752
Anthony L. Wind..................         --          --       187,499        169,501        374,996        324,754
Andrew L. Handford...............         --          --        77,916         77,209        155,832        147,385



     The value received is calculated as the fair market value of our common stock at the exercise date minus the exercise price. The value of unexercised in-the-money options is deemed to be the fair market value of our common stock at fiscal year end minus the exercise price. The fair market value of our common stock on June 28, 2002, as determined by the compensation committee of our board of directors, was $6.00 per share.



     The foregoing options were granted to our named executive officers at an exercise price equal to the fair market value of our common stock on the grant date, as determined by the compensation committee of our board of directors. Because there was no public market for our stock prior to our proposed initial public offering, the compensation committee determined the fair market value of our common stock by considering a number of factors, including, but not limited to, contemporaneous valuations, our current financial performance and prospects for future growth and profitability, the status of product releases and product integration, the absence of a resale market for our common stock, the control position held by New SAC and comparisons of certain of our key metrics with similar metrics for comparable publicly traded companies, including measures of market capitalization based on revenue multiples, price-to-earnings ratios and operating margins.



EQUITY COMPENSATION PLAN INFORMATION



                      EQUITY COMPENSATION PLAN INFORMATION


                              AS OF JUNE 28, 2002



                                        (A)                           (B)                          (C)
                                                                                          NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE FOR
                             NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE EXERCISE      FUTURE ISSUANCE UNDER
                              ISSUED UPON EXERCISE OF        PRICE OF OUTSTANDING       EQUITY COMPENSATION PLANS
                                OUTSTANDING OPTIONS,           OPTIONS, WARRANTS          (EXCLUDING SECURITIES
       PLAN CATEGORY            WARRANTS AND RIGHTS               AND RIGHTS            REFLECTED IN COLUMN (A))
       -------------         --------------------------    -------------------------    -------------------------
Equity compensation plans
  approved by security
  holders(1)...............          13,499,289                      $4.14                      8,337,815
Equity compensation plans
  not approved by security
  holders(2)...............                  --                         --                             --
        Total..............          13,499,289                      $4.14                      8,337,815

---------------------

(1) Equity compensation plans approved by security holders include the following:



     (i) The 1999 stock option plan, under which we may grant stock options to employees, directors, officers and consultants, with an exercise price that is no less than the fair market value of the stock on the date of grant. Options generally vest as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date and as to 1/48th per month thereafter. There are currently 13,392,839 shares (pre-split) to be issued upon exercise of outstanding options under the 1999 stock option plan and 8,244,265 shares (pre-split) remain available for future issuance.



    (ii) The 2000 stock option plan, under which we may grant stock options to employees, directors, officers and consultants, with an exercise price that is no less than the fair market value of the stock on the date of grant. The term of each option is determined by the Board of Directors and is generally ten years. Option that have been granted under the 2000 stock option plan become fully vested and immediately exercisable upon a merger or asset sale as described in the 2000 stock option plan. There are currently 106,450 shares (pre-split) to be issued upon exercise of outstanding options under the 2000 stock option plan and 93,550 shares (pre-split) remain available for future issuance.



(2) The 2002 stock option plan and the 2002 director option plan were originally adopted in May 2002, except for the number of shares to be issued thereunder. Each plan was amended in May 2003 to become effective on the closing of our proposed initial public offering and therefore there are no numbers included in the above table with respect to each plan.



EMPLOYMENT CONTRACTS, CHANGE-OF-CONTROL ARRANGEMENTS AND SEPARATION AGREEMENTS



     In September 2002, we entered into an agreement with Mr. Judge in connection with Mr. Judge's employment as our president and chief executive officer. We agreed to pay Mr. Judge a base salary of $400,000 with additional performance-based bonus compensation of up to a maximum of $800,000 per year. Mr. Judge also received an option grant of 2,000,000 shares at a per share exercise price of $5.50 in November 2002. Mr. Judge's initial option vests as to 25% of the shares on the first anniversary of his employment with us and as to 1/48th of the total number of shares monthly thereafter. In addition, we agreed to recommend to our board of directors that the board grant Mr. Judge an option to purchase 250,000 shares of our stock upon successful completion of an initial public offering, as well as an option to purchase an additional 250,000 shares of stock upon completion of four successive quarters of attaining 100% of our revenues and profitability targets after completion of an initial public offering. These additional options will be granted at a fair market value to be determined by the board of directors on the date of grant and will be subject to four-year vesting from the date of grant.



     Mr. Judge also is entitled to health benefits as well as reimbursement for reasonable premium costs for a $1 million term life insurance policy, up to a maximum annual premium of $20,000. We agreed to provide Mr. Judge with coverage for typical relocation expenses, reasonable attorneys' fees in connection with the negotiation of his letter agreement and reasonable annual tax and financial planning expenses.



     We have agreed to pay Mr. Judge a severance payment of $400,000 upon termination of his employment for any reason after five years as our employee. We have also agreed to assist Mr. Judge in establishing a Canadian immigrant trust. Mr. Judge agreed to place his Georgia residence in the trust during his employment with us for up to one day less than five years. In return, we agreed to pay or reimburse Mr. Judge for any Canadian departure taxes arising from his residence relating to the employment period of up to one day less than five years. If Mr. Judge is employed by us for at least five years, we have agreed to pay or reimburse him for any Canadian departure taxes related to his residence whenever the departure tax liability may arise, including following termination of his employment for any reason. However, if we terminate his employment without cause prior to his five-year employment anniversary, we will not be obligated to cover his Canadian departure taxes related to his residence. We refer to these payments as the residence tax payments.

     In the event that we terminate Mr. Judge for any reason other than cause or if he resigns as a result of involuntary termination on or before his one-year anniversary of employment with us, we have agreed to pay Mr. Judge, in lieu of any other severance other than the severance payment or the residence tax payments, if due, 1.5 times his base salary and target bonus for the year and to cover his COBRA premiums for the full period provided by law or provide up to $2,500 per month for the same period in reimbursement for healthcare premiums if COBRA is not available. In the event that this termination occurs after his one-year anniversary of his employment with us, we have agreed to pay him the sum of his base salary and target bonus for the year in addition to the coverage for the COBRA premiums discussed above. In the event that we terminate Mr. Judge for cause or if he voluntarily resigns other than pursuant to involuntary termination, we may elect, in our sole discretion, to provide him with the benefits described in this paragraph so that he will be subject to a non-compete agreement and so that he will sign a release of all claims against us, our directors and our employees.



     In the event of a change of control, we have agreed to provide Mr. Judge with immediate vesting of 50% of his then unvested shares with respect to his initial option grant of 2,000,000 shares and his pending grant of 250,000 options to be granted upon the successful completion of our initial public offering, as well as one additional year of vesting on any of his other options. In the event that he resigns within three months following a change of control in which he is not made the chief executive officer of the surviving entity, we have agreed to pay Mr. Judge, in lieu of any other severance other than the accelerated vesting described above and the severance and residence tax payments, if due, and a lump sum cash payment equal to two times the sum of his base salary and target bonus. In the event of an involuntary termination or termination by us without cause within 12 months following a change of control, we have agreed to pay Mr. Judge, in lieu of any other severance other than the accelerated vesting and the severance and residence tax payments, if due, a lump sum cash payment equal to two times the sum of his base salary and target bonus for the year, as well as providing full acceleration of his initial option grant of 2,000,000 shares and his pending grant of 250,000 shares and acceleration of one year of vesting for all of his other options, if any.



     In July 2000, we entered into an agreement with Mr. Gibson in connection with Mr. Gibson's employment as our chief operating officer. We agreed that if we terminated Mr. Gibson's employment without just cause for which we have agreed to provide him written notice, we would pay him his then current base salary for one year, an amount equal to his bonus for the calendar year immediately preceding his termination and an allowance of 10% of his annual base salary in lieu of all other benefits. We would be required to pay these amounts to Mr. Gibson monthly over a one-year period.



     Other than our agreements with Messrs. Judge and Gibson, we currently do not have change-of-control or separation agreements with any of the named executive officers nor do we have any employment agreements that require our officers to provide services to us for any specific term.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS



     Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the compensation committee of the board of directors shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.



     The following is the report of the compensation committee of the board of directors. The compensation committee is comprised entirely of outside directors. During fiscal 2002, the compensation committee reviewed and approved executive compensation matters as well as the amount and timing of stock option awards made under our stock option plans.



GENERAL COMPENSATION PHILOSOPHY



     The primary objectives of the executive compensation policies of the board of directors include the following:



     - to attract, motivate, and retain a highly qualified executive management team;



     - to link executive compensation to our financial performance as well as to defined management objectives;



     - to compensate competitively with the practices of similarly situated technology companies; and



     - to create management incentives designed to enhance stockholder value.



     We compete in an aggressive and dynamic industry and, as a result, our compensation committee believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and technical personnel are important factors to our future success. Our compensation philosophy seeks to align the interests of stockholders and management by tying compensation to our financial performance, either directly in the form of compensation paid in cash or indirectly in the form of appreciation of stock options granted to our executive officers.



CASH COMPENSATION



     We seek to provide cash compensation to our executive officers, including base salary and bonus, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated technology companies.



     The chief executive officer's base salary and bonus was determined by the compensation committee. Gregory B. Kerfoot served as our chief executive officer from August 2000 to October 2002. The compensation committee set Mr. Kerfoot's base annual salary for fiscal 2002 at $262,500. Mr. Kerfoot's salary was increased in fiscal 2002 based on competitive forces, our performance and Mr. Kerfoot achieving long-term goals. In addition, a cash bonus of $500,000 was paid to Mr. Kerfoot on recommendation of the compensation committee. The compensation committee based its recommendation on our ability to meet financial performance and strategic business goals and our financial results as compared to those of our direct competitors. Jonathan J. Judge became our president and chief executive officer in October 2002 and a member of our board of directors in November 2002. The board of directors set Mr. Judge's initial annual base salary at $400,000, a level commensurate with executives with comparable responsibility at similarly situated technology companies.



     The chief executive officer determined the salaries and cash bonuses of the other executive officers. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer's performance. Individual salaries as reported in fiscal 2002 vary as compared to those reported for the prior fiscal year due to a number of different factors, including exchange rate fluctuations, changes in responsibility, external market changes and individual performance. In addition to annual salary, cash bonuses paid to our executive officers were based upon both corporate and individual performance, which may vary from year to year. Specifically, our performance against revenue and profitability targets, as well as the accomplishment of business goals specific to individual areas of responsibility were the primary factors used to determine bonuses for our executive officers.



     Based on a review of relevant market data, the compensation committee believed that cash compensation paid to our executive officers, including the chief executive officer, was generally consistent with amounts paid to officers with similar responsibilities at similarly situated software companies. When evaluating our executive compensation, the compensation committee also took into account public company proxy data detailing compensation paid to the executive officers of our competitors, which include Brio Software, Inc., Business Objects S.A., Cognos Incorporated, Microstrategy Incorporated and Actuate Corporation. We noted that competition for qualified management and technical personnel in our industry is intense, and we expect such competition to remain intense for the foreseeable future. As a result, in order to insure access to qualified personnel, the compensation committee believed that it would continue to be necessary to provide compensation packages, consisting of cash compensation and equity incentives, that were at least competitive with, and in certain instances superior to, compensation paid by other similarly situated software companies.



EQUITY-BASED COMPENSATION



     We provide long-term incentives to our executive officers through our 1999 stock option plan. Stock options are periodically granted under the 1999 stock option plan to provide additional incentive to executives and other employees to maximize long-term total return to our stockholders. Stock options are a particularly strong incentive, because they are valuable to employees only if the fair market value of our common stock increases above the exercise price, which is set at the fair market value of our common stock on the date the option is granted. In addition, employees must remain employed with us for a fixed period of time in order for the options to vest fully. Options generally vest over a four-year period to encourage option holders to continue in our employ.



     All of the options granted to our executive officers in fiscal 2002 were approved by the compensation committee. In determining the number of options to purchase common stock granted to each executive the compensation committee considered, the executive's individual performance, the number of options already held (if any), the extent to which the outstanding options were vested and any other factors that the compensation committee deemed relevant.



TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION



     Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly compensated executive officers. We may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). We have adopted a policy that, where reasonably practicable, we will seek to qualify variable compensation paid to our executive officers for an exemption from the deductibility limitations of 162(m).



                                          Respectfully submitted by:


                                          THE COMPENSATION COMMITTEE



                                          Fred D. Anderson


                                          Stephen J. Luczo


                                          David J. Roux


                                          John W. Thompson

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

INFORMATION CONCERNING THE NOMINEES AND INCUMBENT DIRECTORS

     A board of nine directors is to be elected at the meeting. All directors are elected annually and serve a one-year term until the next annual meeting or until his or her successor has been elected and qualified. All nominees are currently our directors.

     The board of directors expects all nominees named below to be available to serve as directors if elected. Unless otherwise instructed, the proxy holder will vote the proxies received for the nine nominees below. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for a nominee designated by the current board of directors to fill the vacancy.


     The names and ages as of May 31, 2003 of the nominees for election to the board of directors, and the experience and background of each, are set forth below.



                                                                                     DIRECTOR OR
                                                                                      EXECUTIVE
                                                                                       OFFICER
                NAME                   AGE                 POSITION                     SINCE
                ----                   ---                 --------                  -----------
Jonathan J. Judge....................  49    President, Chief Executive Officer         2002
                                             and Director
Gregory B. Kerfoot...................  43    Chairman of the Board of Directors         1999
Fred D. Anderson.....................  58    Director                                   2002
Robert L. Bailey.....................  46    Director                                   2003
Justin T. Chang......................  36    Director                                   2001
Stephen J. Luczo.....................  46    Director                                   1999
David J. Roux........................  46    Director                                   2001
John W. Thompson.....................  54    Director                                   2001
Donald L. Waite......................  70    Director                                   1999


     JONATHAN J. JUDGE has served as our president and chief executive officer since October 2002 and a director since November 2002. From 1976 until he joined our company, Mr. Judge held various management positions with International Business Machines Corporation ("IBM"), most recently as general manager of IBM personal computing division.

     GREGORY B. KERFOOT has served as a director since August 1999 and has served as the chairman of our board of directors since July 2002. Mr. Kerfoot served as our chief executive officer from August 2000 until October 2002, and as president from August 1999 to October 2002. Mr. Kerfoot also served as our chief operating officer from August 1999 until August 2000. Mr. Kerfoot joined Seagate Technology, Inc. ("Old Seagate") in May 1994 when Old Seagate acquired Crystal Computer Services. He continued as director of research and development for Crystal Computer Services. In May 1996, he was appointed president of Crystal Computer Services and later in 1996 was named executive vice president and general manager of Crystal Computer Services. From September 1997 to September 1999, Mr. Kerfoot served as the chief strategic officer for Seagate Software Holdings, as well as executive vice president and general manager of Seagate Software Holdings.

     FRED D. ANDERSON has served as a member of our board of directors since August 2002. Mr. Anderson is executive vice president and chief financial officer of Apple Computer, Inc., which he joined in April 1996. Mr. Anderson is also a member of the board of directors of 3Com Corporation.

     ROBERT L. BAILEY has served as a member of our board of directors since April 2003. Mr. Bailey is the president and chief executive officer of PMC-Sierra, Inc. in which capacity he has served since July 1997. Mr. Bailey has served as a director for PMC-Sierra since October 1996 and as chairman of PMC-Sierra's board of directors from February 2000 to February 2003.

     JUSTIN T. CHANG has served as a member of our board of directors since February 2001. Mr. Chang is a partner of Texas Pacific Group and has been an executive of Texas Pacific Group since 1993. Prior to joining Texas Pacific Group, Mr. Chang was a financial analyst in the Merchant Banking Group and the Mergers and Acquisitions Group of Wasserstein Perella & Co., Inc. Mr. Chang is also a member of the board of directors of ON Semiconductor.

     STEPHEN J. LUCZO has served as a member of our board of directors since August 1999. Mr. Luczo served as our chairman of the board of directors from August 1999 to July 2002 and served as our chief executive officer from August 1999 to November 2000. Mr. Luczo became the chief executive officer and a director of Seagate Technology and New SAC in November 2000. From July 1998 to May 2000, he served as president and chief executive officer of Old Seagate and was a director of Old Seagate from July 1998 to November 2000. He joined Old Seagate in October 1993 as senior vice president, corporate development. In March 1995, he became Old Seagate's executive vice president, corporate development and chief operating officer of the software group. Mr. Luczo is a member of the Listed Company Advisory Committee of the New York Stock Exchange.

     DAVID J. ROUX has served as a member of our board of directors since February 2001. Mr. Roux is a managing member of Silver Lake Partners, a private equity firm he co-founded in January 1999. Since November 2000, Mr. Roux has served as chairman of New SAC and as a director of Seagate Technology. From November 2000 until June 2002, Mr. Roux also served as chairman of Seagate Technology. From February 1998 to November 1998, he served as the chief executive officer and president of Liberate Technologies. From September 1994 until December 1998, Mr. Roux held various management positions with Oracle Corporation, most recently as executive vice president of corporate development. Before joining Oracle, Mr. Roux served as senior vice president, marketing and business development at Central Point Software from April 1992 to July 1994. Mr. Roux is a member of the boards of directors of Gartner, Inc. and VERITAS Software Corporation.

     JOHN W. THOMPSON has served as a member of our board of directors since February 2001. Mr. Thompson has served as a director of Seagate Technology since November 2000. Mr. Thompson is chairman of the board of directors and chief executive officer of Symantec Corporation, which he joined in April 1999. From 1971 to April 1999, Mr. Thompson held various executive and management positions with IBM. Mr. Thompson is a member of the boards of directors of NiSource Inc. and United Parcel Service, Inc.

     DONALD L. WAITE has served as a member of our board of directors since August 1999. Since November 2000, Mr. Waite has served as executive vice president and chief administrative officer of New SAC and Seagate Technology. Mr. Waite also serves as officer and/or director of several subsidiaries and affiliates of Seagate Technology. From March 1995 to November 2000, Mr. Waite served as executive vice president and chief administrative officer of Old Seagate. Mr. Waite also served as chief financial officer of Old Seagate from October 1983 to February 1998. Mr. Waite joined Old Seagate in 1983. Mr. Waite also serves as a member of the board of directors of California Micro Devices Corporation.

BOARD COMPOSITION

     Our board of directors consists of nine members, each of whom is currently subject to election at our annual meeting of stockholders. Our board of directors is able to change the number of directors to ten without the approval of our stockholders but will be limited from making any other changes to the size of our board by our stockholders agreement with New

SAC and some of New SAC's shareholders that will be in effect when the registration statement related to this offering is declared effective by the Securities and Exchange Commission. In connection with the public offering, we will enter into a stockholders agreement with New SAC, certain New SAC stockholders, some officers of Seagate Technology and some of our directors that will be effective when the public offering occurs. The stockholders agreement will take effect upon the closing of the proposed initial public offering and, except as discussed below, will terminate in the event that 50% or more of our shares are sold or distributed to the public or are actively traded on a national securities exchange.

     The stockholders agreement provides for a board of directors of nine members. However, with the agreement of six of the nine members of the board of directors, the size of the board may be increased from nine to ten directors. Our board members will be appointed in the following manner:

     - one will be designated by Silver Lake Partners;

     - one will be designated by Texas Pacific Group;

     - two will be designated by New SAC;

     - four (five, in the event the board is increased to ten members) will be nominated by our nominating and corporate governance committee and approved by a majority of the board; and

     - the remaining director will be our chief executive officer.

See "Our Relationship and Arrangements with the New SAC, Seagate Technology, our Officers and our Directors -- Crystal Decisions Stockholder Agreement" for a discussion of how our directors are nominated and our committees are composed.

     Executive officers are elected by the board of directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors or executive officers.

BOARD AND COMMITTEE MEETINGS


     Our board of directors held 4 meetings during fiscal 2002. Our board of directors has an audit committee and compensation committee, and plans to add a nominating and corporate governance committee and a strategic and financial transactions committee in fiscal 2003. The members and chairmanship of the committees are appointed by the board of directors annually.


                                                                                                        MEETINGS
                 DATE OF    MEMBERS DURING                                                               HELD IN
  COMMITTEE     INCEPTION    FISCAL 2002     CURRENT MEMBERS          KEY COMMITTEE FUNCTIONS          FISCAL 2002
  ---------     ---------   --------------   ---------------          -----------------------          -----------

Audit           November   John W. Thompson  Fred D. Anderson  Reviews internal accounting procedures     4
                  1999     Donald L. Waite   Robert L. Bailey  Selection and appointment of
                           Justin T. Chang   John W. Thompson  independent auditors
                                             Donald L. Waite   Reviews results of independent audit
                                                               Determines investment policy and
                                                               oversees its implementation

Compensation    November   Stephen J. Luczo  Fred D. Anderson  Determines compensation of executive       4
                  1999     David J. Roux     Stephen J. Luczo  officers and directors
                           John W. Thompson  David J. Roux     Reviews general policies relating to
                                             John W. Thompson  compensation and benefits

                                                                                                        MEETINGS
                 DATE OF    MEMBERS DURING                                                               HELD IN
  COMMITTEE     INCEPTION    FISCAL 2002     CURRENT MEMBERS          KEY COMMITTEE FUNCTIONS          FISCAL 2002
  ---------     ---------   --------------   ---------------          -----------------------          -----------

Nominating and  May 2003                     Justin T. Chang   Nominates four members for the board     None
  Governance                                 Gregory B.        of directors
                                             Kerfoot           Oversees the process for evaluating
                                             David J. Roux     our board of directors and management
                                                               Evaluates the current composition,
                                                               organization and governance of our
                                                               board of directors and its committees,
                                                               determining future requirements and
                                                               making recommendations to our board of
                                                               directors for approval
                                                               Consider nominees suggested by
                                                               stockholders
Strategic and   May 2003                     Justin T. Chang   Reviews and recommends capital           None
  Financial                                  Jonathan J.       formation activities, other securities
  Transactions                               Judge             offerings and strategic mergers and
                                             Stephen J. Luczo  acquisitions
                                             David J. Roux

     During fiscal 2002, all of our incumbent directors attended at least 75% of the aggregate number of meetings of the board of directors and any applicable committees of the board of directors on which they served, except Mr. Chang who attended 37.5% of the aggregate number of meetings of the board of directors and the audit committee, of which he is a member.

DIRECTOR COMPENSATION


     Beginning in June 2003, we will pay our directors cash compensation of $25,000 per year for their service as members of our board of directors. We will also pay the chairperson of our audit committee an additional $10,000 and the other members of that committee an additional $5,000 per year. We reimburse our directors for reasonable travel expenses in connection with attendance at board and committee meetings. Prior to June 2003, we did not pay any cash compensation to our directors, except for reimbursement for reasonable travel expenses in connection with attendance at board and committee meetings.



     Under our 1999 stock option plan, nonemployee directors are eligible to receive stock option grants at the discretion of the board of directors. In May 2003, we granted each of Messrs. Anderson, Chang, Luczo, Roux, Thompson and Waite an option to acquire 20,000 shares of our common stock at $8.00 per share. In May 2003, we granted Mr. Bailey an option to purchase 50,000 shares of our common stock at $8.00 per share. In August 2002, we granted Mr. Anderson an option to purchase 50,000 shares of our common stock at $5.50 per share. In May 2001, we granted each of Messrs. Chang, Roux and Thompson an option to purchase 50,000 shares of our common stock at $4.00 per share. In November 1999, we granted each of Mr. Luczo an option to purchase 275,000 shares and granted Mr. Waite an option to purchase 50,000 shares of our common stock at an exercise price of $4.00 per share. Each of the grants vest as to 25% of the shares at the first anniversary of grant and as to 1/48th of the shares monthly thereafter. After this offering is completed, nonemployee directors will receive stock options pursuant to the 2002 director option plan. If desired, our board may also grant options to our directors under our 2002 stock option plan, which will become effective when the registration statement related to our public offering is declared effective by the Securities and Exchange Commission. See
"-- Proposal Eight -- Adoption of 2002 Director Option Plan" for more information about the automatic grant program.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     Our board of directors established its compensation committee in November 1999. Prior to establishing the compensation committee, our board of directors as a whole performed the functions delegated to the compensation committee. No interlocking relationship exists between any member of our compensation committee and any member of any other company's board of directors or compensation committee. Mr. Luczo, a member of our board and compensation committee, is an executive officer of Seagate Technology. Mr. Luczo is also a former officer of our company. See "Our Relationships and Arrangements with New SAC, Seagate Technology, our Officers and our Directors" for more information about transactions between us and Mr. Luczo.


VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     If a quorum is present and voting, the nine nominees receiving the greatest number of votes of the shares present and entitled to vote at the annual meeting will be elected as directors. Abstentions are not counted in the election of directors. Stockholders are not allowed to cumulate votes.

     Under the bylaws, to be effective upon the closing of our initial public offering, in order for stockholder nominees for director to be properly placed in nomination, notice must be delivered to the corporate Secretary at our principal executive offices no less than 120 days prior to the one-year anniversary of the previous year's annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. As described in our bylaws, the stockholder must include certain specific information concerning the nominee and information as to the stockholder's ownership of our common stock. If a stockholder gives notice of such nomination after the deadline computed in accordance with our bylaws, the stockholder's nominee will not be presented to the stockholders at the 2004 annual meeting.

           THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ABOVE
            PERSONS AS ITS NOMINEES AND RECOMMENDS THAT STOCKHOLDERS
                 VOTE "FOR" THE ELECTION OF THE ABOVE PERSONS.

                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The board of directors has selected Ernst & Young LLP, independent auditors, to audit our financial statements for the fiscal year ending July 2, 2004. Ernst & Young LLP audited our financial statements for the fiscal year ended June 28, 2002 and for the nine months ended March 28, 2003. We expect that a representative of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

AUDIT FEES

     Audit fees billed to us by Ernst & Young LLP during fiscal 2002 for the audit of our consolidated annual financial statements and review of the financial statements included in our annual report on Form 10-K and quarterly reports on Forms 10-Q totaled $390,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We did not engage Ernst & Young LLP to provide advice to us regarding financial information systems design and implementation during the fiscal year ended June 28, 2002.

ALL OTHER FEES

     Fees billed to us by Ernst & Young LLP during fiscal 2002 for all other non-audit services totaled $348,000, which includes $90,000 for statutory audit services for certain foreign subsidiaries and $137,000 for tax related services.

     The audit committee of our board of directors has determined that the provision of services by Ernst & Young LLP other than for audit related services is compatible with maintaining the independence of Ernst & Young LLP as our independent auditors.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     Stockholder ratification of the selection of Ernst & Young LLP as our independent auditors is not required by our bylaws or other applicable legal requirement. However, the board of directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the board of directors at its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL
        AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF
           THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

                                 PROPOSAL THREE

         AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION

PROPOSED AMENDMENT

     The board of directors is seeking stockholder approval of an amendment and restatement of the certificate of incorporation to (i) effect a one for two reverse split of our common stock and (ii) increase the authorized number of shares of our common stock from 150,000,000 shares to 350,000,000 (post-split). On May 23, 2003, we filed a registration statement on Form S-1 with the Securities and Exchange Commission for our public offering. Although we do not need to complete Proposal Three to complete the public offering, our ability to undertake other financing activities, another stock split or acquisition activities, if any, will be limited if Proposal Three is not approved. The form of amended and restated certificate of incorporation will be substantially in the form attached hereto as Appendix A.

PURPOSE OF THE PROPOSED AMENDMENT

     In connection with the public offering we have determined that it would be in our best interest to effect a one for two reverse split of our common stock. The effect of the one for two reverse split will be to enable us to offer our common stock at a price per share comparable to the stock market trading price of similarly situated companies.

     We are currently authorized to issue 150,000,000 shares (pre-split) of common stock. In order to properly set the authorized number of shares, the board of directors has considered the number of outstanding shares, as well as the shares held in reserve for issuance under our stock plans, together with the shares which would be issued in the public offering and a sufficient reserve of authorized stock to effect ordinary transactions in the future. Accordingly, the board of directors has approved setting the authorized common stock at 350,000,000 shares (post-split).

     The board of directors believes that it is in our best interests to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense and delay of a special meeting of stockholders. The board of directors believes that the availability of such shares will provide us with the flexibility to issue common stock for proper corporate purposes, which may be identified by the board of directors in the future. For example, such shares may be issued in the event the board of directors determines that it is necessary or appropriate to permit a future stock dividend or stock split, to raise additional capital, to acquire another corporation or its business or assets, to establish a strategic relationship with a corporate partner or to issue shares under management incentive or employee benefit plans. Our board of directors does not intend to authorize the issuance of any such shares, except upon terms the board of directors deems to be in our best interests. Our board of directors has not authorized or taken any action with respect to the issuance of any such shares and has no present agreement, arrangement or understanding with respect to the issuance of any such shares.

              THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
              VOTE "FOR" THE PROPOSED AMENDMENT AND RESTATEMENT OF
                       THE CERTIFICATE OF INCORPORATION.

                                 PROPOSAL FOUR


                        AMENDMENT AND RESTATEMENT OF OUR

                          CERTIFICATE OF INCORPORATION



PROPOSED AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION



     We are seeking approval for an amendment and restatement of our certificate of incorporation to provide that we will have 10,000,000 shares (post-split) of authorized undesignated preferred stock with such rights, preferences and privileges as may be determined by the board of directors. The form of amended and restated certificate of incorporation will be substantially in the form attached hereto as Appendix A.



PURPOSE OF THE PROPOSED CHANGES



     The amended and restated certificate of incorporation would be filed with the Secretary of State of the State of Delaware after the 2003 annual meeting of stockholders and would become effective at that time. The amended and restated certificate of incorporation will provide us with the flexibility to issue up to 10,000,000 shares (post-split) of preferred stock in series, with such rights, preferences and powers as our board of directors shall determine, without the need for further stockholder approval. From time to time, the board of directors may determine that the designation and issuance of preferred stock with certain rights and preferences is necessary to serve certain corporate purposes. Because the terms of such stock may be fixed by the board of directors without stockholder action, it can be designated and issued quickly in the event we require additional equity capital. The existence of authorized but undesignated preferred stock could, however, have an anti-takeover effect. Shares of authorized and unissued stock could (within the limits imposed by applicable law) be given terms and issued in one or more transactions which would make a takeover of our company more difficult and, therefore, less likely. Shares of undesignated preferred stock could also be issued to persons who are friendly to existing management or used to make acquisitions or enter into other transactions, which might frustrate potential acquirers. Under certain circumstances, this could have the effect of decreasing the market price of the common stock. Further, any preferred stock designated and issued could have rights equal or superior to those of the outstanding common stock and could adversely affect the voting or other rights of the common stock. Finally, any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of all outstanding shares of common stock. We do not presently contemplate the issuance of any such undesignated preferred stock.



     Our board of directors believes that the creation of undesignated preferred stock is in the best interests of our company and our stockholders, and the members of the board of directors voting on this proposal have unanimously approved the creation of undesignated preferred stock. The board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with the creation of undesignated preferred stock, if, at any time prior to their effectiveness it determines, in its sole discretion, that it is no longer in the best interests of us and our stockholders.





  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED
         AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION.

                                 PROPOSAL FIVE


                        AMENDMENT AND RESTATEMENT OF OUR
                    CERTIFICATE OF INCORPORATION AND BYLAWS

PROPOSED AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION AND
BYLAWS


     Approval by the stockholders of Proposal Five will constitute approval of the following changes, among others, in our amended and restated certificate of incorporation and bylaws that will be effective upon the closing of the public offering:


     - the elimination of the ability of stockholders to take action by written consent;

     - the addition of certain notice periods to bring matters before stockholder meetings or to nominate directors for election;


     - a provision that vacancies may only be filled by a majority of directors then in office and that directors may be removed with or without cause;


     - the retention of a provision in our restated certificate that special meetings of stockholders may be called only by a majority of the board of directors, the chairman of the board of directors or the chief executive officer; and

     - the establishment of a requirement of 66 2/3 percent affirmative vote to alter or amend certain provisions of the amended and restated certificate of incorporation and bylaws.


     The form of amended and restated certificate of incorporation and bylaws will be substantially in the forms attached hereto as Appendix A and Appendix B.


PURPOSE OF THE PROPOSED CHANGES


     The following is a discussion of the proposed amendments reflecting the material differences between the provisions of our certificate of incorporation and bylaws in effect before the public offering and the provisions of the amended and restated certificate of incorporation and bylaws to be in effect upon the closing of our public offering.



     Our board of directors believes that adoption of the proposed amendments are in the best interests of our company and our stockholders, and the members of the board of directors voting on this proposal have unanimously approved the creation of undesignated preferred stock and adoption of the proposed amendments. The board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with any or all of the adoption of the proposed amendments, if, at any time prior to their effectiveness it determines, in its sole discretion, that they are no longer in the best interests of us and our stockholders.


     ELIMINATION OF ACTIONS BY WRITTEN CONSENT OF STOCKHOLDERS. Our charter documents currently authorize stockholders to act by written consent in lieu of a stockholder meeting. We propose to eliminate such actions by written consent, in both our amended and restated certificate of incorporation and bylaws, effective upon the closing of the public offering. Elimination of written consents of stockholders could lengthen the amount of time required to take stockholder actions, which may deter hostile takeover attempts.

     AUTHORIZATION OF A REQUIREMENT OF ADVANCE NOTICE. Effective upon the closing of the public offering, we propose to amend and restate our bylaws to establish an advance notice procedure with regard to the nomination, other than by or at the direction of the board of directors, of candidates for election as directors (the "nomination procedure") and with regard to certain matters to be brought before an annual meeting of stockholders (the "business procedure").

     The nomination procedure provides that only persons nominated by or at the direction of the board of directors or by a stockholder who has given timely written notice to the Secretary of our company prior to the meeting, will be eligible for election as directors. The business procedure provides that at an annual meeting of stockholders, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the board of directors or by a stockholder who has given timely written notice to the Secretary of our company of such stockholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by us not less than 120 days prior to the anniversary of the prior year's annual meeting (or in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely received by us no later than 10 days following notice or public disclosure of the new meeting date).

     Under the nomination procedure, a stockholder's notice to us must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person, including name, address, the class and number of shares beneficially owned by the stockholder and a description of all arrangements or understandings between the stockholder and each nominee. Under the business procedure, notice relating to the conduct of business at an annual meeting of stockholders other than the nomination of directors must contain certain information about the business and about the stockholder who proposes to bring the business before the meeting. If the chairman presiding at the meeting determines that a person was not nominated in accordance with the nomination procedure, such person will not be eligible for election as a director, or if the chairman presiding determines that other business was not properly brought before such meeting in accordance with the business procedure, such business will not be conducted at such meeting. Nothing in the nomination procedure or the business procedure will preclude discussion by any stockholder of any nomination or business properly made or brought before the annual meeting of stockholders in accordance with the above described procedures.

     By requiring advance notice of nominations by stockholders, the nomination procedure affords the board of directors an opportunity to consider the qualification of the proposed nominees and, to the extent deemed necessary or desirable by the board of directors, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the business procedure provides the board of directors with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the board of directors' position on any such proposal, enabling stockholders to better determine whether they desire to attend the meeting or grant a proxy to the board of directors as to the disposition of such business. In addition, the business procedure provides for a more orderly procedure for conducting the annual meeting of stockholders. Although our bylaws do not give the board of directors any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at an annual meeting, our bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular annual meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of our company, even if the conduct of such business or such attempt might be beneficial to us and our stockholders.


     REMOVAL OF DIRECTORS; FILLING VACANCIES ON THE BOARD OF
DIRECTORS. Stockholders will be allowed to remove any director or the entire board of directors, effective upon the closing of our public offering, with or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the election of directors, voting together as a single class.

     We also propose that any vacancy created on the board of directors, regardless of the reason for the vacancy, may only be filled by a majority of the remaining directors then in office. This proposal would enable the board of directors to continue to respond quickly to opportunities to attract the services of qualified directors. However, this would also diminish control of the board of directors by the stockholders between meetings of the stockholders.


     SPECIAL MEETINGS OF THE STOCKHOLDERS MAY BE CALLED BY THE CHAIRMAN OF THE BOARD, THE CHIEF EXECUTIVE OFFICER, THE PRESIDENT OR BY RESOLUTION OF A MAJORITY OF THE BOARD. We propose to limit in our amended and restated certificate of incorporation and bylaws the calling of special meetings of the stockholders to the chairman of the board, the chief executive officer, the president or by resolution of a majority of the board. This amendment would mean that a stockholder would not be able to accelerate a meeting of stockholders and would have to wait until an annual or special meeting to bring a proposal for stockholder approval. The purpose of this amendment is to prevent a majority stockholder or proxy contestant from forcing stockholder consideration of a proposal before the board has had an opportunity to review the proposal.


     VOTE REQUIRED TO AMEND CHARTER DOCUMENTS. We propose to amend our certificate of incorporation to provide that amendment of any of the following provisions of our certificate of incorporation require the affirmative vote of 66 2/3 percent of the outstanding shares entitled to vote at the election of directors, voting together as a single class: (1) Article V, which relates to management of the business of our company, including provisions relating to stockholder action by written consent and special meetings of stockholders; (2)
Article VI, which relates to removal of directors, vacancies on the board of directors and advance notice procedures for stockholder meetings; (3) Article VII, which relates to amendment of our bylaws; (4) Article VIII, which relates to limitation of liability and indemnifications of directors and officers; and
(5) Article IX, which relates to amendment of the preceding provisions of the certificate of incorporation.

     We propose to amend our bylaws and our certificate of incorporation to provide that amendment of any of the following provisions of our bylaws require the affirmative vote of 66 2/3 percent of the outstanding shares entitled to vote at the election of directors, voting together as a single class: (1)
Article II, which relates to meetings of stockholders; (2) Sections 3.2, 3.3,
3.4 and 3.14, which relate to the number of directors, election, qualification and term of office of directors, resignation, vacancies and removal on the board of directors; (3) Article VI, which relates to limitation of liability and indemnifications of directors and officers; and (4) Article IX, which relates to amendment of the preceding provisions of the bylaws.


     The certificate of incorporation and bylaws generally can be amended with a vote of the stockholders holding a majority of the outstanding stock. To provide us with additional protection, we propose amending our certificate of incorporation and bylaws to include a super-majority (66 2/3%) vote requirement to amend the sections of the certificate of incorporation and bylaws that implement the defensive measures, including the provisions addressing annual meetings, special meetings, nominations and proposals by stockholders at the annual meeting, the stockholders' right to act by written consent, number of directors, election, qualification and term of office of directors, resignations and vacancies of board members as well as the bylaws' indemnity provisions. The absence of super-majority voting provisions could make it easier for a hostile third party to eliminate defensive protections. Please note that a super-majority voting provision can confer a disproportionate veto power upon the minority stockholders.


  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSED
   AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS.

                                  PROPOSAL SIX


                   RATIFICATION OF INDEMNIFICATION AGREEMENTS

GENERAL

     Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. We intend to enter into amended and restated indemnification agreements with our directors and officers, which agreements would incorporate future changes in Delaware law that expand the permissible scope of indemnification of directors and officers of Delaware corporations.


     The stockholders are requested to review and approve the proposed new form of indemnification agreement in substantially the form attached hereto as Appendix C (the "indemnification agreement"), which you are urged to read and consider carefully.



     We are currently a party to indemnification agreements with our directors and officers. The existing and amended and restated indemnification agreements are a response to: (i) the increasing hazard, and related expense, of unfounded litigation directed against directors and executive officers; (ii) the general unavailability of directors' and officers' liability insurance or significant limitations in amounts and breadth of coverage; (iii) dramatic increases in premiums for such coverage and (iv) our potential inability to continue to attract and retain qualified directors and executive officers in light of these circumstances. We are proposing to amend and restate the indemnification agreements to incorporate specific provisions relating to our status as a public company after the public offering and other provisions reflecting recent developments in statutory and case law.


     The board of directors believes that the indemnification agreements will serve the best interests of our company and our stockholders by strengthening our ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to our success. The indemnification agreements are intended to complement the indemnity and protection available under Delaware law, our certificate of incorporation and bylaws and any policies of insurance which may hereafter be maintained by us, and to provide for indemnification of certain of our agents to the fullest extent permitted by applicable law.

     EXISTING PROTECTION. The Delaware General Corporation Law permits corporations to adopt a provision in their charters eliminating or limiting the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty.

     Our certificate of incorporation eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit.

     Delaware law requires indemnification when the present or former director or officer has successfully defended the action on the merits or otherwise. Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third party action, provided there is a determination by a majority vote of disinterested directors, by a committee of disinterested directors designated by majority vote disinterested directors, by independent legal counsel if there are no disinterested directors of if the disinterested directors so direct or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

     Delaware corporations may include in their charter a provision that extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. Our certificate of incorporation and bylaws each include such a provision. We expect to enter into indemnification agreements, in substantially the form attached hereto as Appendix C with our officers and directors.

     Insurance has traditionally provided additional protection to directors and officers by covering expenses of litigation and judgments in a wide range of cases -- even if a corporation would be prohibited from directly indemnifying its directors and officers. In recent years, however, the market for directors' and officers' liability insurance has fluctuated, and such insurance has at times become either unavailable or available only in reduced amounts and at substantially increased prices. In view of the current environment in the insurance industry, our board of directors has determined that our interests are best served by supplementing any coverage, which we may maintain by agreeing by contract to indemnify directors and officers to the fullest extent permitted under applicable law.

     INDEMNIFICATION AGREEMENTS. The indemnification agreements attempt to provide the maximum indemnification allowed under applicable law. Since the Delaware statute is nonexclusive, it is possible that certain claims beyond the scope of the statutes may be indemnifiable. It is intended that the indemnification agreements provide a scheme of indemnification that may be broader than that specifically provided by Delaware law. The degree to which the indemnification expressly permitted by the statutes may be expanded has not yet been determined.

     The indemnification agreements cover any and all expenses (including attorneys' fees and all other costs, expenses and obligations), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by us, which approval shall not be unreasonably withheld), whether civil, criminal, administrative, investigative or other, relating to the fact that the indemnified party is or was an agent of our company or any of our subsidiaries, or is or was serving at our request as a director, officer, employee, agent or fiduciary of another entity, or by reason of any action or inaction on the part of the indemnitee while serving in such capacity. Indemnification would not, however, be available if it shall ultimately be determined by a final judicial determination that such indemnification is not permitted under applicable law. In the event that the person or body appointed by the board determines that the indemnitee would not be permitted to be indemnified, the indemnitee may seek a judicial determination of the indemnitee's right to indemnification.

     The indemnification agreements also provide for the prompt advancement of all expenses incurred in connection with any claim and obligate the indemnitee to reimburse us for all amounts so advanced if it is subsequently determined that the indemnitee is not entitled to indemnification.

     We are not obligated to indemnify the indemnitee with respect to, among other things, (i) acts, omissions or transactions from which the indemnitee may not be relieved of liability under applicable law, (ii) claims initiated or brought voluntarily by the indemnitee and not by way of defense, except in certain situations, (iii) proceedings instituted by the indemnitee to enforce the indemnification agreements which are not made in good faith or are frivolous or (iv) violations of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     The indemnification agreements also provide that they are not exclusive. While not requiring the maintenance of directors' and officers' liability insurance, if there is such a policy, the indemnification agreements require that indemnity be provided to all directors at the same level and to all officers at the same level. Any award of indemnification to an agent would come directly from the assets of our company, thereby affecting a stockholder's investment. The indemnification agreements, together with the limitation of liability provided by our certificate of incorporation and bylaws, reduce significantly the number of instances in which directors might be held liable to us for monetary damages for breach of their fiduciary duty of care. Therefore, it should be noted that the directors have a direct personal interest in the approval of the indemnification agreements.

     At present, there is no pending litigation or proceeding involving our agents where indemnification would be required or permitted under the indemnification agreements. We are not aware of any threatened litigation or proceeding, which will result in a claim for indemnification under the indemnification agreements by any agent.

     REASON FOR STOCKHOLDER APPROVAL. Section 144 of the Delaware General Corporation Law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or her votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board, a committee thereof or the stockholders.

     We intend to enter into the indemnification agreements with our directors and executive officers. Although we believe that such agreements are just and reasonable to us, and that stockholder approval may not therefore be required to validate the indemnification agreements, we believe that it is appropriate to submit the indemnification agreements to the stockholders for their consideration. If the indemnification agreements are approved by the stockholders, they are not void or voidable and stockholders may not later assert a claim that the indemnification agreements are invalid due to improper authorization. If the indemnification agreements are not approved, the invalidity of such agreements could hereafter be asserted. In such an instance, the person asserting the validity of the contracts may bear the burden of proving that they were just and reasonable to us at the time they were authorized.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION
                       OF THE INDEMNIFICATION AGREEMENTS.

                                 PROPOSAL SEVEN


                       ADOPTION OF 2002 STOCK OPTION PLAN


     The 2002 stock option plan (the "2002 plan") was adopted by our board of directors in May 2002 and amended by our board in May 2003, and 5,000,000 shares (pre-split) were reserved for issuance thereunder, together with an annual increase in the number of shares of common stock reserved for issuance thereunder on the first day of our fiscal year, beginning July 3, 2004, in an amount equal to the lesser of (i) 7,500,000 shares (pre-split), (ii) five percent (5.0%) of our outstanding shares as of the last day of the prior fiscal year, or (iii) such amount as determined by our board of directors. No options to purchase shares are outstanding under the 2002 plan. The board of directors has determined to commence the grant of options under the 2002 plan upon the effectiveness of the public offering, whereupon the grant of new options under the 1999 stock option plan and 2000 stock option plan would be discontinued, other than pursuant to subplans for certain of our subsidiaries in foreign countries until such time as subplans for those subsidiaries have received the necessary qualifications under applicable foreign laws to grant options to persons in countries under our 2002 Plan. At this meeting, the stockholders are requested to approve the adoption of the 2002 plan and the reservation of shares for issuance thereunder. A copy of the 2002 plan is attached hereto as Appendix D.


     The board of directors is seeking stockholder approval of the adoption of the 2002 plan and the reservation of shares thereunder in order to provide us with a 10 year plan that will provide us with the ability to issue options throughout its term, while eliminating the requirement to solicit periodic approvals of our stockholders to increase the number of shares reserved for issuance under the 2002 plan. The board of directors believes that in order to attract and retain qualified employees and consultants, it is necessary to continue to grant options to our employees and consultants.

     The 2002 plan contains provisions that enable options granted thereunder to comply with Section 16b-3 of the Securities Exchange Act of 1934, as amended. In addition, in contemplation of and effective upon the closing of the public offering, the 2002 plan provides for certain specific limitations on the number of shares that may be granted to employees pursuant to options under the 2002 plan so as to comply with the performance-based criteria of the IRS Regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended. This limit is intended to preserve our ability to deduct for federal income tax purposes the compensation expense relating to stock options granted to employees under the 2002 plan. The Revenue Reconciliation Act of 1993, which was signed into law in August 1993, added (among other things) Section 162(m) to the Internal Revenue Code, which limits the tax deduction for compensation paid to employees of public companies to $1,000,000 per covered employee per year. However, compensation is excluded from the $1,000,000 calculation if it is considered performance-based, which includes compensation attributable to stock options if, among other things, the 2002 plan under which the options are granted includes a limit on the maximum number of shares with respect to which stock options may be granted during a specified period to any employee. The purpose of the amendment, to limit the number of shares granted to an existing employee in a fiscal year to 1,000,000 shares (pre-split) and to limit the number of shares granted to a new employee in a fiscal year to 4,000,000 shares (pre-split), is solely to preserve our ability to deduct such compensation. To the extent the board determines in the future that such a limit is not required to preserve the deductibility of compensation related to such stock options, the board may modify or eliminate this limit, subject to approval by the stockholders of such a change.

     The essential terms of the 2002 plan are summarized as follows:

PURPOSE

     The purposes of the 2002 plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to our employees, directors and consultants and to promote the success of our business.

ADMINISTRATION

     The 2002 plan provides for administration by our board of directors or by a committee of the board. The 2002 plan is currently being administered by the compensation committee of the board of directors. No member of the board who is either presently eligible or who has been eligible at any time within the preceding year to participate in the 2002 plan may vote on any option to be granted to himself or herself or take part in any consideration of the 2002 plan as it applies to himself or herself, however such members of the board may vote on any other matters affecting the administration of the 2002 plan. The interpretation and construction of any provision of the 2002 plan by the board shall be final and conclusive. Members of the board receive no compensation for their services in connection with the administration of the 2002 plan.

     The 2002 plan will be administered by the board of directors if it may administer the 2002 plan in compliance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or alternatively by a committee designated by the board of directors to administer the 2002 plan, which committee will be constituted to permit the 2002 plan to comply with Rule 16b-3. The board of directors or the committee designated by the board of directors will have full power to implement and carry out the 2002 plan, including the power to determine to what extent options are granted under the 2002 plan and the terms and conditions of such options.

ELIGIBILITY

     Under the 2002 plan, the board of directors is authorized to grant incentive stock options and nonstatutory stock options. The 2002 plan provides that options may be granted to our employees, including officers and directors, and consultants of us or our parent or any of our subsidiaries. Incentive stock options may be granted only to employees, including officers and employee directors. Our board of directors or a committee of the board of directors selects the optionees and determines the number of shares to be subject to each option. The 2002 plan does not provide for a maximum nor a minimum number of option shares which may be granted to any one employee; provided, however, that an employee may not be granted options to purchase more than 1,000,000 shares (pre-split) in any fiscal year, or 4,000,000 additional shares (pre-split) in the case of a new employee's initial employment with us. Additionally, there is a limit on the aggregate fair market value of shares subject to all incentive stock options, which are exercisable for the first time in any one calendar year.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between us and the employee or consultant to whom such option is granted and is subject to the following additional terms and conditions:

         (1) EXERCISE OF THE OPTION: The board of directors or its committee determines when options granted under the 2002 plan may be exercised. An option is exercised by giving written notice of exercise to us, specifying the number of shares of common stock to be purchased and tendering payment to us of the purchase price. Payment for shares issued upon exercise of an option may consist of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which (x) in the case of shares acquired upon exercise of an option either have been owned by the optionee for more than six months on the date of surrender and were acquired, directly or indirectly, from us, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised, (v) consideration received under a cashless exercise program implemented by us, (vi) a reduction in the amount of any liability we have to the optionholder, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of shares to the extent permitted under applicable laws. We may limit forms of consideration or method of payment that an optionee is entitled to use in order to comply with local laws or to preserve local tax treatment.

         Options may be exercised at any time prior to their termination, on or following the date such options are first exercisable. An option may not be exercised for a fraction of a share.

         (2) OPTION PRICE: The option price under the 2002 plan is determined by the board of directors or its committee, but, in the case of an incentive stock option granted to (i) an employee who, at the time of the grant of such incentive stock option, owns stock representing more than ten percent of the total combined voting power of all classes of our stock or any parent or subsidiary, the exercise price shall be no less than 110% of the fair market value per share of our common stock on the date the option is granted and (ii) any other employee, in no event shall it be less than 100% of the fair market value of our common stock on the date the option is granted. Our board of directors or its committee may determine the fair market value in its discretion; provided, however, that where there is a public market for the common stock, such fair market value shall be based upon the closing price of our common stock in the Nasdaq National Market on the trading day that the option is granted.

         (3) TERMINATION OF EMPLOYMENT: The 2002 plan provides that if the optionee's status as our employee or consultant is terminated for any reason, other than death or disability, options may be exercised not later than the time specified in the option agreement or, if no time is specified, 90 days after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

         (4) DEATH: If an optionee should die while our employee or a consultant, options may be exercised within such period as specified in the option agreement, but in no event later than the term specified in the notice of grant. In the absence of a specified time, the option remains exercisable for 12 months, but only to the extent the optionee would have been entitled to exercise the option as of the date of death.

         (5) DISABILITY: If the optionee ceases to be an employee or consultant as a result of total or permanent disability, options may be exercised within such period as specified in the option agreement, but in no event later than the term specified in the notice of grant. In the absence of a specified time, the option remains exercisable for 12 months, but only to the extent the optionee would have been entitled to exercise the option as of the date of termination.

         (6) TERMINATION OF OPTIONS: Options granted under the 2002 plan have a term as determined by the board of directors or its committee upon the grant of the options. The term shall be no more than ten years from the date of grant in the case of an incentive stock option. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owns stock representing more than ten percent of the total combined voting power of all classes of our stock or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after such expiration.

         (7) NONTRANSFERABILITY OF OPTIONS: Unless otherwise determined by the board of directors or its committee, an option is nontransferable by the optionee, other than by will or the laws of descent or distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

         (8) RIGHTS UPON EXERCISE: Until an option has been properly exercised, that is, proper written notice and full payment have been received by us, and a stock certificate evidencing the option shares has been issued, no rights to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the option.

         (9) MERGER OR CHANGE IN CONTROL: In the event of a merger or a change in control, each outstanding option shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the optionholder shall fully vest in and have the right to exercise the option as to all of the shares subject to the option.

         (10) OTHER PROVISIONS: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 2002 plan as may be determined by the board of directors or its committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in our capitalization which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by us, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of the proposed dissolution or liquidation of our company, all outstanding options, to the extent not previously exercised, automatically terminate immediately prior to the consummation of such proposed action. The board may, in its sole discretion, fix a date for termination of the option and give each optionee the right to exercise his or her option as to all or any part of the optioned stock, including shares as to which the option would not otherwise be exercisable.

AMENDMENT AND TERMINATION

     The board of directors may amend the 2002 plan at any time or from time to time or may terminate it without approval of the stockholders, provided, however, that stockholder approval is required to the extent necessary and desirable to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or with Section 422 of the Internal Revenue Code. However, no action by the board of directors or stockholders may alter or impair any option previously granted under the 2002 plan without the consent of the optionee. In any event, the 2002 plan will terminate in May 2013.

PARTICIPATION IN THE PLAN


     The number of awards that an employee or non-employee director may receive under the 2002 plan is in the discretion of the our compensation committee and therefore cannot be determined in advance. The compensation committee has not made any determination to grant any shares to any persons under the 2002 plan as of the date of this proxy statement. We do not have any agreement requiring us to grant options under the 2002 plan. The following table sets forth (a) the aggregate number of shares (pre-split) subject to options granted during fiscal 2002 and to date during fiscal 2003 under our other option plans and (b) the weighted average per share (pre-split) exercise price of such options.



                                                                                    WEIGHTED AVERAGE
                                                              NUMBER OF OPTIONS    PER SHARE EXERCISE
                NAME OF INDIVIDUAL OR GROUP                      GRANTED(#)           PRICE($/SH)
                ---------------------------                   -----------------    ------------------
Jonathan J. Judge(1)........................................      2,000,000              $5.50
Gregory B. Kerfoot(2).......................................        500,000              $4.25
William G. Gibson...........................................        290,000              $4.64
Eric Patel..................................................        156,250              $4.70
Anthony L. Wind.............................................        113,250              $4.87
Andrew L. Handford..........................................        128,125              $5.23
All current executive officers, as a group (5 persons)......      2,687,625              $5.32
All current directors who are not executive officers, as a
  group (8 persons).........................................        720,000              $5.22
All employees who are not executive officers, as a group
  (1,758 persons as of May 23, 2003)........................      6,026,938              $5.24


------------------------
(1) Mr. Judge became our president and chief executive officer in October 2002.

(2) Mr. Kerfoot was our chief executive officer from August 2000 to October 2002 and our president from August 1999 to October 2002.


     Our employees, consisting of an aggregate of 1,763 full-time persons as of May 23, 2003, our consultants and our eight non-employee directors are eligible to participate in the 2002 plan.


TAX INFORMATION

UNITED STATES

     The following is a brief summary of the effect of United States federal tax laws upon the optionee and us based on United States federal tax laws in effect on January 1, 2003. The summary is relevant to those optionees who are residents of the United States for tax purposes.

     Options granted under the 2002 plan may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also our officer, director, or 10% stockholder. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to tax withholding by us. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.


     We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.


     The foregoing is only a brief summary of the effect of United States federal income taxation upon the optionee and us with respect to the grant and exercise of options under the 2002 plan, does not purport to be complete and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.


CANADA

     The following is a brief summary of the effect of Canadian income tax laws upon options granted under the 2002 plan based on Canadian tax laws in effect on January 1, 2003. The summary is relevant to optionees who are residents of Canada for tax purposes.

     The summary is of a general nature only and does not discuss the tax consequences of your death or the tax laws of any particular province or municipality. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE TAXATION OF THESE OPTIONS.

     An optionee will not recognize any taxable income at the time in which an option under the 2002 plan is granted. When the optionee exercises the option, the optionee will be required to include in his or her income, as an employment benefit, an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise. The amount of the income inclusion is reduced by one-half if at the time of granting of an option under the 2002 plan the exercise price under the option was equal to or greater than the fair market value of the shares at that time.

     An optionee's cost of the shares acquired through the exercise of an option granted under the 2002 plan will be the fair market value of the share on the exercise date plus any costs the optionee incurs to exercise the option. An optionee's adjusted cost base of a share acquired pursuant to the option will be determined by averaging the cost of the share acquired under the option with the adjusted cost base of all other shares of our common stock held by the optionee as capital property at the time that the optionee exercises the option.

     The foregoing is only a brief summary of the effect of Canadian tax laws upon the optionee and us with respect to the grant and exercise of options under the 2002 plan, does not purport to be complete and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, province or foreign country in which the optionee may reside.

UNITED KINGDOM

     The following is a brief summary of the effect of UK tax legislation on options granted to employees under the 2002 plan based on the tax laws in effect on January 1, 2003. The summary is relevant to optionees who are residents of the UK for tax purposes.

     An option granted to an employee will be taxed as a UK unapproved option. There is no income (or other) tax charge on the grant of an option to an employee. On the exercise of an option, income tax will be charged at the optionee's marginal rate on the difference between the fair market value of the shares at the date of exercise of the option and the option exercise price paid for the shares. This amount will be subject to withholding tax, and the tax due will be accountable for by way of Pay As You Earn ("PAYE"). On the exercise of an option there might be an employee Class I National Insurance Contribution ("NIC") liability arising on the option gain, which we are obliged to withhold from the optionee's salary. There will also be an employer's NIC liability. Where the optionee's option was granted to the optionee after August 1, 2001 and the optionee entered into a joint election agreement with us, the liability for employer's NIC arising on the exercise of the option has been transferred to the optionee. However the optionee will be able to offset this amount against any amount of gain subject to income tax.


     When the optionee sells shares acquired through the exercise of an option granted under the 2002 plan there will be a charge to capital gains tax ("CGT") if the optionee is a resident of the United Kingdom or is ordinarily resident in the tax year of disposal on the difference between the price received on the sale of the shares and the aggregate of the fair market value of the shares on the date of exercise of the option plus any amounts on which income tax was required to be paid at the date of exercise. This treatment can result in a capital loss occurring. This capital loss can be used to offset other chargeable gains the optionee may make in the same tax year, or may be carried forward and set against future gains. If a capital gain is realized, the optionee may make use of capital gains tax annual exempt amount, which is 7,700 British pounds for the tax year 2002-2003 and any unused capital losses the optionee may have for the year of exercise or previous years. Only gains in excess of this amount will then be subject to CGT. Taxpayer relief will also reduce the amount of the gain depending on how long the optionee holds the shares following the exercise of the option. After holding the shares for two years from the date of exercise, provided the shares are business assets for the whole two years, the optionee will pay CGT on only 25% of the gain realized on the sale as reduced by the optionee's annual exempt amount and any losses.


     The foregoing is only a brief summary of the effect of English tax laws upon the optionee and us with respect to the grant to with respect to the grant and exercise of options under the 2002 plan, and does not purport to be complete and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality or foreign country in which the optionee may reside.

     Residents of other countries should consult their tax advisors to determine the impact of the grant and exercise of options to them.

OTHER

     This summary is not intended to be exhaustive. Optionees should consult their own tax advisor regarding the taxation of these options.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION
                       OF THE 2002 PLAN DISCUSSED ABOVE.

                                 PROPOSAL EIGHT


                     ADOPTION OF 2002 DIRECTOR OPTION PLAN

GENERAL


     The 2002 director option plan (the "director plan") was adopted by the board of directors in May 2002 and amended in May 2003 in contemplation of, and to become effective upon, the closing of the public offering. A total of 250,000 shares (pre-split) of common stock have been reserved for issuance under the director plan, together with an annual increase in the number of shares of common stock reserved for issuance thereunder on the first day of our fiscal year, beginning July 3, 2004, in an amount equal to the lesser of (i) 300,000 shares (pre-split), (ii) two tenths of one percent (0.2%) of our outstanding shares on the last day of the prior fiscal year or (iii) such amount determined by the board of directors. At this meeting, the stockholders are being asked to approve the director plan, a copy of which is attached hereto as Appendix E.


     The purposes of the director plan are to attract and retain the best available personnel for service as our directors, to provide additional incentive to our directors to serve as directors and to encourage their continued service on the board of directors.

ADMINISTRATION

     All grants of options under the director plan are automatic and nondiscretionary and subject to the provisions of the director plan.

ELIGIBILITY

     Options under the director plan may be granted only to directors who are not our employees ("outside directors"). No person has any discretion to select which outside directors shall be granted options. The essential features of the director plan are outlined below.

     The director plan provides for automatic grants of options to be made in the following ways:

         (1) Each outside director who becomes a director after the effective date of the director plan will be automatically granted an initial option to purchase 50,000 shares (pre-split) on the date on which such person first becomes a director following the effective date of the director plan or on the effective date of our public offering, whichever is later.

         (2) Subsequent to the initial grants described above, each outside director shall automatically be granted an option to purchase 20,000 shares (pre-split) on the date of the annual meeting of stockholders of each year commencing with 2004 so long as that director has been a member of our board of directors for six months or more at the time of our annual meeting.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between us and the outside director to whom such option is granted and is subject to the following additional terms and conditions:

         (1) EXERCISE OF THE OPTION: Any 50,000 share (pre-split) initial option shall become exercisable at the rate of 25% of the shares subject to the grant after the first anniversary of the date of grant and 1/48th of such shares per month commencing thereafter. Any 20,000 share (pre-split) subsequent option shall become exercisable at the rate of 25% of the shares subject to the grant after the first anniversary of the date of grant and 1/48th of such shares per month commencing thereafter. An option is exercised by giving written notice of exercise to us, specifying the number of shares of common stock to be purchased and tendering payment to us of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, exchange of shares of our common stock, consideration paid under a cashless exercise program or any combination of the forgoing methods of payment. Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

         (2) OPTION PRICE: The option price under the director plan shall be 100% of the fair market value of our common stock on the date the option is granted. Our board of directors may determine the fair market value in its discretion; provided, however, that where there is a public market for the common stock, such fair market value shall be based upon the closing price of the common stock on the Nasdaq National Market on the date the option is granted.

         (3) TERMINATION OF CONTINUOUS STATUS AS A DIRECTOR: The director plan provides that if an optionee's continuous status as a director is terminated for any reason, other than death or disability, options may be exercised not later than three months after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

         (4) MERGER OR SALE OF SUBSTANTIALLY ALL OF THE ASSETS: In the event such successor corporation does not agree to assume all options or substitute equivalent options each director shall have the right to exercise options as to all of the shares (whether or not previously vested) covering such options for a period of 30 days following receipt of a notice from us of the failure of the successor corporation to assume or substitute options. The option shall terminate upon the expiration of such 30-day period

         (5) DEATH OR DISABILITY: The director plan provides that if an optionee's continuous status as a director is terminated as a result of death or disability, options may be exercised not later than 12 months after such termination and may be exercised only to the extent the options were exercisable on the date of termination.

         (6) TERMINATION OF OPTIONS: Options granted under the director plan expire 10 years from the date of grant. No option may be exercised by any person after such expiration.

         (7) NONTRANSFERABILITY OF OPTIONS: An option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime, or in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     If there is a stock split, a stock dividend, or similar increase or decrease in the number of outstanding shares of our common stock that occurs without us receiving additional consideration, the number and price of shares covered by outstanding options under the director plan, and the number of shares reserved for issuance under the director plan, will be adjusted appropriately. If we propose to dissolve or liquidate, unexercised options will terminate immediately before the dissolution or liquidation occurs. In the event of our merger with or into another corporation, or the sale of substantially all of our assets, all outstanding options shall be assumed or an equivalent option substituted by the successor corporation.

AMENDMENT AND TERMINATION OF THE PLAN

     The board of directors may amend or terminate the director plan at any time. However, no amendment or termination may adversely affect any stock options then outstanding under the director plan without the director's consent. To the extent necessary and desirable to comply with Rule 16b-3 or any other applicable law or regulation, we will obtain stockholder approval of any amendment to the director plan. In any event, the director plan will terminate in May 2013, unless sooner terminated under the terms of the plan.

TAX INFORMATION

UNITED STATES

     The following is a brief summary of the effect of federal income tax laws upon options granted under the director plan based on the United States federal tax laws in effect on January 1, 2003. A director should consult his or her own tax advisor regarding the taxation of these options. This summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the director may reside.

     Options granted under the director plan are nonstatutory options. A director does not recognize any taxable income at the time he or she is granted a nonstatutory option. Upon exercise of a nonstatutory option, a director generally recognizes ordinary income measured for tax purposes by the excess of the then fair market value of the shares over the exercise price. If a sale of shares acquired upon exercise of an option could subject the director to suit under Section 16 of the Securities Exchange Act of 1934, as amended, the date of recognition of such ordinary income may be deferred for up to six months unless the director files an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code.

     The director's holding period for long-term capital gain purposes begins when he or she recognizes ordinary income with respect to an option exercise. When the director resells the shares, he or she recognizes as capital gain or loss any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above. Such capital gain or loss will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Currently, tax on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     We will be entitled to a tax deduction in the amount and at the time that the director recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a brief summary of the effect of United States federal tax laws upon the director and as with respect to the grant of options under the director plan, does not purport to be complete and does not discuss the consequences of the directors death or the income tax laws of any municipality, state or country in which the director may reside.

CANADA

     The following is a brief summary of the effect of Canadian income tax laws upon options granted under the director plan based on Canadian tax laws in effect on January 1, 2003. The summary is relevant to directors if the directors are residents of Canada for tax purposes.

     The director will not recognize any taxable income at the time in which an option under the director plan is granted. When the director exercises the option, the director will be required to include in his or her income, as an employment benefit, an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise. The amount of the income inclusion is reduced by one-half if at the time of granting of an option under the director plan the exercise price under the option was equal to or greater than the fair market value of the shares at that time.

     The director's cost of the shares acquired through the exercise of an option granted under the director plan will be the fair market value of the share on the exercise date plus any costs the director incurs to exercise the option. The director's adjusted cost base of a share acquired pursuant to the option will be determined by averaging the cost of the share acquired under the option with the adjusted cost base of all other shares of our common stock held by the director as capital property at the time that the director exercises the option.

     The summary is of a general nature only and does not discuss the tax consequences of the director's death or the tax laws of any particular province, municipality or other country.

OTHER.

     Nonemployee directors should consult their own tax advisors regarding the taxation of these options.

                 THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR"
                       THE ADOPTION OF THE DIRECTOR PLAN.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the audit committee of the board of directors shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

     The audit committee of the board of directors is composed of four non-employee directors. The board of directors appointed the members of the audit committee. The members of the audit committee are Fred D. Anderson, Robert
L. Bailey, John W. Thompson and Donald L. Waite.

     The audit committee operates under a written charter adopted by the board of directors in May 2002 and amended in January 2003, which is attached hereto as Appendix F. The purpose of the audit committee is to monitor and review our financial controls and financial reporting process. The committee provides the board of directors with the results of the committee's examinations and recommendations, outlines to the board of directors improvements made or to be made in internal accounting controls, selects independent auditors and provides the board of directors with any additional information and materials as the committee may deem necessary to make the board of directors aware of significant financial matters that require the board of directors' attention. The audit committee does not conduct auditing reviews or procedures. The audit committee relies on management's representation that our financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on our financial statements.

     The audit committee has met and held discussions separately and jointly with each of management and Ernst & Young LLP, our independent auditors for fiscal 2002. Management represented to the audit committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles. The audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The audit committee also discussed with Ernst & Young LLP those matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380).

     Ernst & Young LLP provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with the independent auditors that firm's independence.

     The audit committee has considered whether the non-audit services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP and has concluded that the independence of Ernst & Young LLP is maintained and is not compromised by the services provided.

     Based on the audit committee's discussions with management and the independent auditors and the audit committee's review of the representations of management and the report of the independent auditors to the audit committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in our company's annual report on Form 10-K for fiscal 2002 filed with the Securities and Exchange Commission.

                                          Respectfully submitted by:
                                          THE AUDIT COMMITTEE

                                          Fred D. Anderson


                                          Robert L. Bailey


                                          John W. Thompson


                                          Donald L. Waite

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms that we have received, or written representations from reporting persons, we believe that during fiscal 2002 all executive officers, directors and greater than ten percent stockholders complied with all applicable filing requirements.

                OUR RELATIONSHIPS AND ARRANGEMENTS WITH NEW SAC,
               SEAGATE TECHNOLOGY, OUR OFFICERS AND OUR DIRECTORS

OLD SEAGATE ACQUISITION OF SEAGATE SOFTWARE HOLDINGS, INC.

     Our company was formed in August 1999 to acquire the operating assets and assume the liabilities of the business intelligence software business of Seagate Software Holdings, Inc. In connection with our incorporation, we issued 1,000 shares of our common stock to Seagate Software Holdings for aggregate consideration of $1,000.

     In October 1999, Old Seagate completed an acquisition through a merger of all outstanding shares and options to acquire common stock of Seagate Software Holdings that it did not already own. In connection with the merger, Old Seagate issued 3.23 shares of its common stock for one share of Seagate Software Holdings common stock to the holders of Seagate Software Holdings common stock and options to purchase common stock. All options to purchase shares of Seagate Software Holdings common stock were vested in full immediately prior to the closing of the merger. In the event that an optionee of Seagate Software Holdings had outstanding options immediately prior to the closing of the merger, those options were net exercised, using the same fair market value as was applied in the merger, so that the holder received shares of Old Seagate common stock. Approximately 3,991,105 shares of Seagate Software Holdings common stock were tendered of which approximately 2,818,325 were exchanged into approximately 9,124,046 shares of Old Seagate common stock. The difference between the shares outstanding and the shares exchanged resulted from shares cancelled for the exercise price and payment of taxes.

     As a result of the merger, our directors and officers received the number of shares of Old Seagate common stock set forth opposite his name:

                                                              SEAGATE SOFTWARE    OLD SEAGATE
                            NAME                              HOLDINGS SHARES    SHARES ISSUED
                            ----                              ----------------   -------------
Gregory B. Kerfoot..........................................      410,473          1,328,867
Stephen J. Luczo............................................       76,100            246,370
Donald L. Waite.............................................        8,000             25,900


     Shortly after the merger, Seagate Software Holdings contributed all of its operating assets to us, and we assumed all of the related liabilities of Seagate Software Holdings. As consideration for these assets, we issued 75,000,000 shares of our common stock to Seagate Software Holdings.


TRANSACTIONS WITH SEAGATE TECHNOLOGY

     In December 2000, we signed a software license agreement with Old Seagate, whose obligations were assigned to Seagate Technology. Under the terms of the license agreement, we granted Seagate Technology a non-exclusive, non-transferable, perpetual license to use certain business intelligence products and receive related maintenance and support services for one year. The total value of the license agreement was $1.6 million. The license agreement was priced at an approximate 50% discount to our established list price. We recognized $1.5 million of the revenues from the license agreement in fiscal 2001 and the remaining $151,000 in fiscal 2002. We also earned consulting revenues of $327,000 in fiscal 2001 and $30,000 in fiscal 2002.


     The maintenance and support services related to the license agreement were renewed for one year during the three months ended December 28, 2001 and for an additional year in the three months ended March 28, 2003. Revenues from maintenance and support services are being recognized ratably over the term of the contract, which is one year. We recognized $282,000 in fiscal 2002 and $348,000 in the nine months ended March 28, 2003 in connection with these maintenance and support services. At March 28, 2003, there was approximately $423,000 in accounts receivable due from Seagate Technology as a result of the renewal of maintenance and support services.

     Historically, Old Seagate and Seagate Technology, either directly or indirectly, provided substantial administrative and financial services to us under a general services agreement between Seagate Software Holdings and Old Seagate dated June 28, 1997. During fiscal 2001, the general services agreement was replaced by the following agreements between us and Seagate Technology and its affiliates: a corporate services agreement, a payroll services agreement and a management services agreement. Under substantially the same terms as the general services agreement, Seagate Technology and its affiliates continued to provide various cash management, taxation, administrative, accounting and similar corporate and managerial services as requested by us. Seagate Software Holdings contributed its rights, and we assumed Seagate Software Holdings' obligations under the general services agreement in connection with the asset contribution in fiscal 2000. Seagate Technology assumed Old Seagate's rights and obligations under the general services agreement in connection with the closing of the November 2000 transactions.

     For various corporate services performed on our behalf, Old Seagate charged us $658,000 in fiscal 2000, Old Seagate and Seagate Technology charged us an aggregate of $1.2 million in fiscal 2001 and Seagate Technology charged us an aggregate of $865,000 in fiscal 2002 and an aggregate of $281,000 in the nine months ended March 28, 2003. The amounts we paid to Old Seagate and Seagate Technology represented a reasonable estimate of Old Seagate or Seagate Technology's direct and indirect costs incurred in performing services for us. The cost allocated to us was intended to be on a basis no less favorable than what we could obtain from an unaffiliated third party. We have audit rights with respect to the computation and analysis of service fees pursuant to the general services agreement and the agreements that replaced the general services agreement in fiscal 2001.

     In December 2002, we paid a non-recurring termination fee of $625,000 to Seagate Technology for the benefit of New SAC related to a previous consulting and advisory contract.

     Additionally, on July 4, 2000, we signed a revolving loan agreement with Seagate Technology on substantially the same terms and conditions as the prior agreement, which was dated July 4, 1998, between Seagate Software Holdings and Seagate Technology. In connection with the asset contribution, Seagate Software Holdings' rights and obligations under the 1998 intercompany revolving loan agreement were contributed to and assumed by us. Under the revolving loan agreement, Seagate Technology financed some of our working capital requirements. The revolving loan agreement provided for maximum borrowings of up to $60.0 million and expired on July 4, 2001. On July 4, 2001, we renewed this revolving loan agreement with Seagate Technology. The July 4, 2001 revolving loan agreement provided for maximum borrowings of up to $15.0 million and expired on July 4, 2002. We did not renew the revolving loan agreement and it expired on July 4, 2002.


     We had receivables from Old Seagate of $25.7 million on June 30, 2000, receivables from Seagate Technology of $3.4 million on June 29, 2001, and no receivables from Seagate Technology as of June 28, 2002 or March 28, 2003 under the revolving loan agreement. Borrowings from Old Seagate and Seagate Technology were used primarily to fund our operating activities. During fiscal 2000, net borrowings under the revolving loan agreement were $24.0 million. During fiscal 2001, there were $4.8 million of net repayments under the revolving loan agreement. In addition during fiscal 2001, Seagate Technology repaid $31.0 million of the loan receivable under the revolving loan agreement. During fiscal 2002, Seagate Technology made $3.4 million of net repayments under the revolving loan agreement. There were no borrowings from Seagate Technology or repayments to Seagate Technology during the nine months ended March 28, 2003.

     We were included in the consolidated federal and certain combined and consolidated foreign and state income tax returns of Old Seagate until November 22, 2000. Old Seagate and Seagate Software Holdings entered into a tax allocation agreement dated April 4, 1996 pursuant to which we computed hypothetical tax returns as if we were not joined in consolidated or combined returns with Old Seagate and assuming the maximum marginal federal corporate income tax rate. Generally, we were required to pay Old Seagate the positive amount of any hypothetical taxes. If the hypothetical tax returns showed entitlement to refunds, including any refunds attributable to a carryback, then Old Seagate would pay us the amount of any refunds. The amounts relating to the tax allocation agreement were included in the net intercompany revolving loan balance. The tax allocation agreement terminated upon the closing of the November 2000 transactions.

     We entered into a state tax allocation agreement with several New SAC affiliates effective as of November 23, 2000. Under the terms of the state tax allocation agreement, each entity that is included in any state unitary and combined return with the other New SAC affiliates must compute hypothetical tax returns, with certain modifications, as if the entity were not included in combined returns with the other New SAC affiliates. Each entity must pay the positive amount of any such hypothetical taxes. If the hypothetical tax returns show entitlement to refunds, including any refunds attributable to carrybacks, then the other New SAC affiliates will pay the entitled entities the amount of such refunds within 30 days of the close of the fiscal year in which the entitled entities otherwise would have been able to utilize the net operating losses or tax credits on a separate return filing basis. We have not been included in any state unitary and combined return with the other New SAC affiliates since June 30, 2001. As of March 28, 2003, there were approximately $40,000 of tax-related receivables due to us from certain New SAC affiliates.

     We occupy certain facilities leased by Seagate Technology for which we pay Seagate Technology fair value rent and related costs of approximately $160,000 per year. This lease is expected to end in September 2003.

TRANSACTIONS WITH VERITAS

     VERITAS Software Corporation and a subsidiary of VERITAS Software Corporation entered into a three-year cross license and original equipment manufacturer agreement with Crystal Decisions, Corp., a wholly owned subsidiary, on May 28, 1999. Messrs. Luczo and Kerfoot were members of the board of directors of VERITAS at that time. The cross license agreement provided for the licensing of certain products between the parties. We recognized revenues from VERITAS of $7,000 in fiscal 2000, no revenues in fiscal 2001 and no revenues in fiscal 2002.

     On June 21, 2002, the cross license agreement was terminated and we entered into two software license and services agreements with VERITAS Software Global Corporation. Messrs. Luczo and Roux were members of the board of directors of VERITAS at that time. Under one of the agreements, VERITAS granted us a perpetual, irrevocable, non-exclusive, non-transferable worldwide license to use given products in specified amounts, solely in support of our internal business operations. The software license agreement provided for the purchase of annual maintenance and support, which was calculated as a percentage of the actual list price of the licensed software. In July 2002, we recorded approximately $622,000 as a prepaid expense related to the annual maintenance and support contract, which is being expensed ratably in fiscal 2003. In a separate agreement, we granted VERITAS a perpetual software license to use given products in specified amounts and 18 months of maintenance and support services, the fair value being approximately $126,000, for no consideration. We recognized no revenues under this agreement.

SALE OF SEAGATE TECHNOLOGY

     Our majority stockholder is New SAC, an exempted limited liability company organized under the laws of the Cayman Islands. New SAC was formed by affiliates of Silver Lake Partners,

Texas Pacific Group, August Capital, J.P. Morgan Partners LLC, investment partnerships of which the general partner, managing general partner or investment manager is affiliated with Goldman, Sachs & Co. and other investors.

     Prior to November 22, 2000, we were a majority owned subsidiary of Seagate Software Holdings, a Delaware corporation and wholly owned subsidiary of Old Seagate. Old Seagate was a data technology company that provided products for storing, managing and accessing digital information on computer systems.

     We became an indirect subsidiary of New SAC on November 22, 2000 when Seagate Software (Cayman) Holdings acquired 75,001,000 shares, or 99.7%, of our common stock outstanding on that date under the terms of a stock purchase agreement with Old Seagate and Seagate Software Holdings. Upon completion of the transaction, New SAC purchased all of the operating assets of Old Seagate and its consolidated subsidiaries for cash and borrowings of $1.84 billion, including transaction costs of $25 million. This included Old Seagate's rigid disc drive, storage area network, removable tape storage solutions businesses and operations, our common stock, and certain cash balances, but excluded the approximately 128 million shares of VERITAS common stock then held by Seagate Software Holdings and certain of Old Seagate's equity investments, which were subsequently transferred to VERITAS through a merger of a wholly owned subsidiary of VERITAS into Old Seagate.

     Messrs. Luczo, Kerfoot and Waite, who are members of our board of directors, each invested in the equity component of the financing for the November 2000 transaction with New SAC and each is a shareholder of New SAC. Mr. Luczo and Mr. Waite also participated in the financing of the transaction through the roll-over of a portion of their outstanding stock and options in Old Seagate to equity interests in New SAC and deferred compensation in a subsidiary of New SAC.

     In addition, Messrs. Luczo and Waite entered into an employment agreement with Seagate Technology (US) Holdings, Inc. Each employment agreement has a three-year term, subject to automatic successive one-year renewals thereafter. Under the employment agreements, Mr. Luczo was appointed and serves as chief executive officer of New SAC and Seagate Technology, and Mr. Waite was appointed and serves as executive vice president and chief administrative officer of New SAC and Seagate Technology. Mr. Luczo also became a director of New SAC and Seagate Technology and Certance Holdings and chief executive officer, president and chief operating officer of Seagate Software (Cayman) Holdings.

     Messrs. Luczo, Kerfoot and Waite also received shares of VERITAS common stock and cash to the extent of their outstanding common stock and options in Old Seagate, net of any amounts rolled over into equity and deferred compensation in New SAC and its affiliates. The per share amounts paid to these board members were the same as the amounts paid to other holders of Old Seagate common stock.

     In connection with the November 2000 transactions, New SAC and its affiliates, including us, agreed to assume and indemnify VERITAS and its affiliates for substantially all liabilities arising in connection with Old Seagate's and our operating assets and for selected tax liabilities. In return, VERITAS, Old Seagate and their affiliates agreed to indemnify New SAC and its affiliates, including us, for certain liabilities, including all taxes of Old Seagate for which New SAC and its affiliates are not obligated to indemnify VERITAS and its affiliates. VERITAS deposited $150 million in an escrow account. This amount will reduce these tax liabilities, including those of our company and our subsidiaries. To the extent any part of the $150 million is not utilized to satisfy these tax liabilities, it will be paid to the former stockholders of Old Seagate.

     In July 2002, we entered into a reimbursement agreement with Seagate Technology and its affiliates which allocates the respective liabilities and obligations of the parties under the indemnification agreement. Under the reimbursement agreement, if we and Seagate Technology became obligated to indemnify VERITAS or Old Seagate under the indemnification agreement, a subsidiary of Seagate Technology will be responsible for the first $125 million of the tax liabilities. Any amount in excess of the first $125 million will be allocated pro rata in accordance with the portion of the purchase price allocated to each entity in connection with the November 2000 transaction among various subsidiaries and affiliates Seagate Technology and us. For indemnification obligations other than tax liabilities, the parties agreed that the responsible entity will reimburse any entity that satisfies the obligation on its behalf.

CRYSTAL DECISIONS STOCKHOLDERS AGREEMENT

     In connection with our public offering, we will enter into a stockholders agreement with New SAC, certain New SAC stockholders, some officers of Seagate Technology and some of our directors. The Crystal Decisions stockholders agreement will take effect upon the closing of the public offering and, except as discussed below, will terminate in the event that 50% or more of our shares are sold or distributed to the public or are actively traded on a national securities exchange.

   CORPORATE GOVERNANCE

     The Crystal Decisions stockholders agreement provides for a board of directors of nine members. However, with the agreement of six of the nine members of the board of directors, the size of the board may be increased from nine to ten directors. Our board members will be appointed in the following manner:


     - one will be designated by Silver Lake Partners who will initially be David J. Roux;



     - one will be designated by Texas Pacific Group who will initially be Justin T. Chang;



     - two will be designated by New SAC who will initially be Stephen J. Luczo and Donald L. Waite;



     - four (five, in the event the board is increased to ten members) will be nominated by our nominating and corporate governance committee and approved by a majority of the board, who will initially be Fred D. Anderson, Robert L. Bailey, Gregory B. Kerfoot and John W. Thompson; and



     - the remaining director will be our chief executive officer who is currently Jonathan J. Judge.


     The stockholders agreement also provides that the board of directors will establish audit, strategic and financial transactions, compensation and nominating and corporate governance committees of the board. The director designated by Silver Lake Partners will serve on the strategic and financial transactions, the compensation and the nominating and corporate governance committees. The director designated by Texas Pacific Group will serve on the strategic and financial transactions and the nominating and corporate governance committees. The stockholders agreement also provides that our chief executive officer will serve as the chairman of the strategic and financial transactions committee.

     A member of the board of directors designated by a particular party to the stockholders' agreement may only be removed by that particular stockholder. Any other board member may be removed with or without cause by vote of a majority of the stockholders who are parties to this agreement.

     In order for our board to conduct business, our stockholders agreement requires that a majority of the board be present, including at least two members who were appointed by either New SAC, Texas Pacific Group or Silver Lake Partners. The consent of at least six members of our board of directors, including the consent of the directors designated by each of Silver Lake

Partners and Texas Pacific Group, will be required before we take any of the following actions, among others:

     -  voluntarily commence a bankruptcy proceeding;

     - enter into a business combination with any entity with consolidated assets that exceed 15% of our consolidated assets;

     -  increase or decrease the number of directors;

     -  sell assets in excess of 15% of our consolidated assets;

     - authorize, issue or sell our equity securities, or options or warrants to purchase our equity securities (other than shares issued pursuant to management options issued pursuant to plans approved by our board of directors) in excess of 15% of our outstanding shares;

     - pay dividends or make other designated distributions in excess of 15% of our net income in the prior fiscal year;

     - redeem or otherwise acquire equity securities in excess of 5% of our stockholders' equity; or

     -  amend our certificate of incorporation or bylaws.

     Accordingly, either Silver Lake Partners or Texas Pacific Group may limit our ability to engage in transactions requiring stockholder approval or the approval of our board of directors. In addition, hiring or terminating our chief executive officer will require the consent of at least six directors other than the chief executive officer, but including the directors designated by each of Silver Lake Partners and Texas Pacific Group.

     Notwithstanding these provisions, the parties to the stockholders agreement have agreed that the operation of our board of directors and its committees will operate so as to permit us to comply with applicable law and maintain our listing on the Nasdaq National Market. The provisions relating to the composition and operation of our board of directors will terminate upon the earlier of the termination of the Crystal Decisions stockholders agreement or the date on which we are no longer entitled to the controlled company exception under the proposed rules of the Nasdaq National Market.

   TRANSFER RESTRICTIONS; TAG-ALONG RIGHTS

     New SAC may not transfer any of our shares prior to 18 months after the closing of the public offering without the prior consent of Silver Lake Partners, Texas Pacific Group and Stephen J. Luczo. Between 18 months and four years after the closing of the public offering, New SAC will distribute all or part of our shares held by New SAC to the New SAC shareholders upon the request of either Silver Lake Partners or Texas Pacific Group. After the fourth anniversary of the closing of the public offering, any New SAC shareholder who is a party to our stockholders agreement may request that New SAC distribute all of our shares that it continues to hold to New SAC's shareholders. New SAC is not required to make more than one distribution of our shares in any three-month period. Each of Silver Lake Partners, Texas Pacific Group, August Capital and Integral Capital Partners will have tag-along rights with respect to some transfers by Silver Lake Partners, Texas Pacific Group or August Capital of shares representing more than 3% of our outstanding common stock.

   REGISTRATION RIGHTS

     We have agreed, subject to exceptions, to include shares of our common stock held by New SAC or any shareholder of New SAC on any registration statement that we file after the closing of the public offering. In the case of an underwritten offering, the amount of shares to be registered will be subject to cutbacks at the discretion of the managing underwriters. Subject to limitations specified in our stockholders agreement, we agreed to register our common stock held by New SAC or any shareholder of New SAC at any time place more than 180 days after the closing of the public offering, by granting:

     -  New SAC six demand registrations;

     - each of Silver Lake Partners and Texas Pacific Group three demand registrations; and

     -  August Capital one demand registration.

     After the 18-month anniversary of the closing of the public offering, if any of our shares are held by New SAC, any of Silver Lake Partners, Texas Pacific Group or August Capital may exercise their demand rights by requiring that we register all or a portion of the shares held by New SAC. In addition, subject to certain exceptions, New SAC, Silver Lake Partners, Texas Pacific Group or August may from time to time request registration of their shares of our common stock on Form S-3, although we do not have to file more than two registration statements on Form S-3 within any 12 month period. We have agreed to indemnify those selling shares pursuant to the exercise of these registration rights against certain liabilities including liabilities under the Securities Act.

NEW SAC SHAREHOLDERS AGREEMENT

     As of the date of the closing of the November 2000 transactions, our parent company, New SAC, entered into a shareholders agreement with its shareholders, certain members of our board of directors and specified members of Seagate Technology's management. The New SAC shareholders agreement will terminate in the event that 50% or more of New SAC's shares are sold or distributed to the public or are actively traded on a national securities exchange.

   CORPORATE GOVERNANCE

     New SAC's board of directors consists of nine members, three of whom are designated by Silver Lake Partners, two of whom are designated by Texas Pacific Group, one of whom is an executive officer of New SAC whose appointment is reasonably acceptable to a majority of the directors, one of whom is an independent director proposed by Silver Lake Partners, approved by Texas Pacific Group and reasonably acceptable to a majority of the directors, one of whom is the chief executive officer of New SAC and one of whom is a director elected pursuant to the provisions of New SAC's governing documents. The consent of at least seven members of New SAC's board of directors is required before New SAC may voluntarily commence a bankruptcy proceeding, enter into a material business combination, sell a material amount of assets, enter into a material transaction with some of the shareholders of New SAC or any of its affiliates, authorize, issue or sell equity securities or options or warrants to purchase equity securities, pay dividends or redeem equity securities or amend its memorandum and articles of association. Accordingly, our ability to engage in some transactions requiring shareholder approval will effectively be limited without the consent of New SAC shareholders. In addition, the consent of eight directors is required to increase or decrease the size of New SAC's board, and the consent of seven directors is required for the exercise of the drag-along rights described below, and the consent of at least five directors, with no Seagate Technology management directors participating, is required to terminate the chief executive officer of New SAC or appoint his successor.

   PREEMPTIVE RIGHTS

     The parties to the New SAC shareholders agreement have preemptive rights allowing them to acquire for cash, in proportion to their respective shareholdings in New SAC, additional securities proposed to be issued and sold by New SAC, excluding shares issued upon the exercise of outstanding options granted under employee benefit plans or similar arrangements. If a New SAC shareholder fails to exercise that shareholder's preemptive rights, New SAC has the right to sell these additional securities.

   TRANSFER RESTRICTIONS; TAG-ALONG RIGHTS; DRAG-ALONG RIGHTS

     No party to the New SAC shareholders agreement is permitted to sell, transfer or otherwise dispose of any of New SAC's shares until the earlier of November 22, 2003 or 180 days after New SAC's initial public offering without the prior consent of both Silver Lake Partners and Texas Pacific Group, subject to specific exceptions. After the earlier of November 22, 2003 or 180 days after New SAC's initial public offering, each New SAC shareholder subject to the agreement will have a right of first offer to acquire any New SAC shares that another New SAC shareholder to the agreement proposes to sell or otherwise transfer, and any third-party buyer will be subject to approval of New SAC's board of directors, excluding those directors affiliated with the transferring shareholder. In addition, each New SAC shareholder and member of Seagate Technology management who is a party to the New SAC shareholder's agreement has tag-along rights, which are the rights to include a proportionate number of shares, on the same terms and conditions, in any sale by another party to the agreement to a third party. Beginning after the earlier of November 22, 2003 or 180 days after New SAC's initial public offering, any New SAC shareholder holding a majority of the outstanding shares of New SAC will also have drag-along rights, meaning that if the shareholder receives an offer from a third party to purchase a majority of New SAC's outstanding shares or enter into a business combination, the shareholder will have the right to cause New SAC's other shareholders to join in the sale or business combination on the same terms and conditions.

   REGISTRATION RIGHTS

     Subject to limitations specified in the New SAC shareholders agreement, New SAC agreed to include New SAC shares held by the New SAC shareholders in any public offering, other than New SAC's initial public offering by granting:

     - to each shareholder to the agreement unlimited rights to participate in an offering initiated by New SAC;

     - to all shareholders holding at least 20% of New SAC's outstanding shares three demand registrations; and

     - to any single shareholder holding at least 10% of New SAC's outstanding shares one demand registration right with respect to that shareholder.

     In addition, subject to certain conditions, all New SAC shareholders may require New SAC to register New SAC shares they hold on Form S-3 without limits to the number of those registrations. New SAC agreed to pay all registration expenses relating to these registrations and to indemnify the selling shareholders.

   DISTRIBUTION UPON INITIAL PUBLIC OFFERING OF CERTAIN SUBSIDIARIES; NEW SHAREHOLDERS AGREEMENT

     At any time 190 days after the initial public offering of the shares of designated subsidiaries of New SAC, Silver Lake Partners or Texas Pacific Group, or both, can require that New SAC distribute to its shareholders the remaining shares New SAC holds of the newly public subsidiary's stock. Upon the distribution of a newly public subsidiary's shares, the newly public subsidiary is required to enter into a new agreement with the New SAC shareholders, on substantially the same terms as the New SAC shareholders agreement. In connection with this offering, Silver Lake Partners and Texas Pacific Group have agreed not to exercise this right in the future with respect to us. Instead, New SAC, New SAC's shareholders, certain Seagate Technology officers and some of our directors have entered into a new agreement with us, the material terms of which are summarized above.

                                 OTHER MATTERS

     We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

     It is important that your shares be represented at the annual meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                          THE BOARD OF DIRECTORS OF
                                          CRYSTAL DECISIONS, INC.

                                          Jonathan J. Judge


                                          Gregory B. Kerfoot


                                          Fred D. Anderson


                                          Robert L. Bailey


                                          Justin T. Chang


                                          Stephen J. Luczo


                                          David J. Roux


                                          John W. Thompson


                                          Donald L. Waite


Dated: June   , 2003

                                                                   Appendix A

                           FIRST AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             CRYSTAL DECISIONS, INC.
                             A DELAWARE CORPORATION

         Crystal Decisions, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "General Corporation Law") hereby certifies as follows:

         1. That the Corporation was originally incorporated on August 24, 1999 under the name Seagate Software Information Management Group Holdings, Inc., pursuant to the General Corporation Law. The name of the Corporation was changed on March 28, 2001 to Crystal Decisions, Inc. pursuant to a Certificate of Amendment filed on such date.

         2. Pursuant to Sections 242 and 228 of the General Corporation Law, the amendments and restatement herein set forth have been duly approved by the Board of Directors and stockholders of Crystal Decisions, Inc.

         3. Pursuant to Section 245 of the General Corporation Law, this First Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation of this Corporation.

         4. The text of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

                                   "ARTICLE I

         The name of this corporation is Crystal Decisions, Inc. (the "Corporation").

                                   ARTICLE II

         The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

         The nature of the business or purposes to be conducted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, as the same exists or may hereafter be amended.

                                   ARTICLE IV

         The Corporation is authorized to issue two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the Corporation shall have authority to issue is 360,000,000 (post-split) consisting of 350,000,000 (post-split) shares of Common Stock, par value $0.001 per share, and 10,000,000 (post-split) shares of Preferred Stock, par value $0.001 per share.

         Immediately upon the filing of this First Amended and Restated Certificate of Incorporation (this "Certificate"), each two outstanding shares of the Corporation's Common Stock will be exchanged and combined, automatically and without further action, into one share of Common Stock. Such combination shall be effected on a certificate-by-certificate basis, and any fractional shares resulting from such combination shall be rounded down to the nearest whole share.

         The Board of Directors of the Corporation (the "Board") is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

         Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate (including any certificate of designation of Preferred Stock relating to any series of Preferred Stock).

                                   ARTICLE V

         The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

                  A. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

                  B. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

                  C. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

                  D. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer, the President or by the Board acting pursuant to a resolution adopted by a majority of the Board and any power of stockholders to call a special meeting is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

                  E. No stockholder will be permitted to cumulate votes at any election of directors.

                                   ARTICLE VI

                  A. Subject to the rights of the holders of any series of Preferred Stock then outstanding and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the Board, be filled only by a majority vote of the directors then in office, whether or not less than a quorum, and directors so chosen shall hold office until such director's successor is elected and qualified. No reduction in the authorized number of directors shall have the effect of removing any director before such director's term of office expires.

                  B. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

                  C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, unless otherwise restricted by statute, by this Certificate or the Bylaws of the Corporation, any director, or all of the directors, may be removed from the Board with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation then entitled to vote at the election of directors, voting together as a single class.

                                   ARTICLE VII

         The Board is expressly empowered to adopt, amend or repeal any of the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board shall require the approval of a majority of the Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate, the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of voting stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal all or any portion of Article II,

Section 3.2, Section 3.3, Section 3.4, Section 3.14, Article VI or Article IX of the Bylaws of the Corporation.

                                  ARTICLE VIII

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of Delaware, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended.

         The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or intestate is or was a director or officer of the Corporation (or any predecessor thereof), or serves or served at any other corporation, partnership, joint venture, trust or other enterprise as a director, officer, employee or agent at the request of the Corporation (or any predecessor).

         Any amendment, repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such amendment, repeal or modification.

                                   ARTICLE IX

         The Corporation reserves the right to amend or repeal any provision contained in this Certificate in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate, or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate, the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of voting stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article IX, Article V, Article VI, Article VII or Article VIII."

         IN WITNESS WHEREOF, Crystal Decisions, Inc. has caused this First Amended and Restated Certificate of Incorporation to be executed by its President and Chief Executive Officer this ______________, 2003.

                                        CRYSTAL DECISIONS, INC.

                                        ________________________________________
                                        Jonathan J. Judge
                                        President and Chief Executive Officer

                                                                      Appendix B

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                             CRYSTAL DECISIONS, INC.

                                TABLE OF CONTENTS

                                                                                                                       PAGE
                                                                                                                       ----
ARTICLE I CORPORATE OFFICES..........................................................................................    1

         1.1      REGISTERED OFFICE..................................................................................    1
         1.2      OTHER OFFICES......................................................................................    1

ARTICLE II MEETINGS OF STOCKHOLDERS..................................................................................    1

         2.1      PLACE OF MEETINGS..................................................................................    1
         2.2      ANNUAL MEETING.....................................................................................    1
         2.3      SPECIAL MEETING....................................................................................    1
         2.4      NOTICE OF STOCKHOLDERS' MEETINGS; EXCEPTION TO REQUIREMENTS OF NOTICE..............................    2
         2.5      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.......................................................    3
         2.6      QUORUM.............................................................................................    3
         2.7      ADJOURNED MEETING; NOTICE..........................................................................    3
         2.8      VOTING.............................................................................................    3
         2.9      WAIVER OF NOTICE...................................................................................    4
         2.10     STOCKHOLDER ACTION BY WRITTEN CONSENT..............................................................    4
         2.11     RECORD DATE FOR STOCKHOLDER NOTICE.................................................................    5
         2.12     PROXIES............................................................................................    5
         2.13     LIST OF STOCKHOLDERS ENTITLED TO VOTE; STOCK LEDGER................................................    5
         2.14     NOMINATIONS AND PROPOSALS BY STOCKHOLDERS AT ANNUAL MEETING........................................    6
         2.15     ORGANIZATION.......................................................................................    7
         2.16     NOTICE BY ELECTRONIC TRANSMISSION..................................................................    8

ARTICLE III DIRECTORS................................................................................................    9

         3.1      POWERS.............................................................................................    9
         3.2      NUMBER OF DIRECTORS................................................................................    9
         3.3      ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS............................................    9
         3.4      RESIGNATION AND VACANCIES..........................................................................    9
         3.5      PLACE OF MEETINGS; MEETINGS BY TELEPHONE...........................................................   10
         3.6      FIRST MEETINGS.....................................................................................   10
         3.7      REGULAR MEETINGS...................................................................................   10
         3.8      SPECIAL MEETINGS; NOTICE...........................................................................   10
         3.9      QUORUM.............................................................................................   11
         3.10     WAIVER OF NOTICE...................................................................................   11
         3.11     ADJOURNED MEETING; NOTICE..........................................................................   11
         3.12     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING..................................................   11
         3.13     FEES AND COMPENSATION OF DIRECTORS.................................................................   12
         3.14     REMOVAL OF DIRECTORS...............................................................................   12

ARTICLE IV COMMITTEES................................................................................................   12

         4.1      COMMITTEES OF DIRECTORS............................................................................   12
         4.2      COMMITTEE MINUTES..................................................................................   12
         4.3      MEETINGS AND ACTION OF COMMITTEES..................................................................   13

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                       PAGE
                                                                                                                       ----
ARTICLE V OFFICERS...................................................................................................   13

         5.1      OFFICERS...........................................................................................   13
         5.2      ELECTION OF OFFICERS...............................................................................   13
         5.3      SUBORDINATE OFFICERS...............................................................................   13
         5.4      REMOVAL AND RESIGNATION OF OFFICERS................................................................   13
         5.5      VACANCIES IN OFFICES...............................................................................   14
         5.6      CHAIRMAN OF THE BOARD..............................................................................   14
         5.7      CHIEF EXECUTIVE OFFICER............................................................................   14
         5.8      PRESIDENT..........................................................................................   14
         5.9      VICE PRESIDENT.....................................................................................   14
         5.10     SECRETARY..........................................................................................   15
         5.11     CHIEF FINANCIAL OFFICER............................................................................   15
         5.12     ASSISTANT SECRETARY................................................................................   15
         5.13     ASSISTANT TREASURER................................................................................   16
         5.14     AUTHORITY AND DUTIES OF OFFICERS...................................................................   16

ARTICLE VI INDEMNITY.................................................................................................   16

         6.1      RIGHT TO INDEMNIFICATION IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE
                  RIGHTS OF THE CORPORATION..........................................................................   16
         6.2      RIGHT TO INDEMNIFICATION IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE
                  CORPORATION........................................................................................   16
         6.3      AUTHORIZATION OF INDEMNIFICATION...................................................................   17
         6.4      GOOD FAITH DEFINED.................................................................................   17
         6.5      INDEMNIFICATION BY A COURT.........................................................................   18
         6.6      EXPENSES PAYABLE IN ADVANCE........................................................................   18
         6.7      NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES......................................   18
         6.8      INSURANCE..........................................................................................   18
         6.9      CERTAIN DEFINITIONS................................................................................   19
         6.10     SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES............................................   19
         6.11     LIMITATION ON INDEMNIFICATION......................................................................   19
         6.12     INDEMNIFICATION OF EMPLOYEES AND AGENTS............................................................   19

ARTICLE VII RECORDS AND REPORTS......................................................................................   20

         7.1      MAINTENANCE AND INSPECTION OF RECORDS..............................................................   20
         7.2      INSPECTION BY DIRECTORS............................................................................   20
         7.3      REPRESENTATION OF SHARES OF OTHER CORPORATIONS.....................................................   20

ARTICLE VIII GENERAL MATTERS.........................................................................................   21

         8.1      CHECKS.............................................................................................   21
         8.2      EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS...................................................   21
         8.3      STOCK CERTIFICATES; PARTLY PAID SHARES.............................................................   21

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                       PAGE
                                                                                                                       ----
         8.4      SPECIAL DESIGNATION ON CERTIFICATES................................................................   22
         8.5      LOST CERTIFICATES..................................................................................   22
         8.6      CONSTRUCTION; DEFINITIONS..........................................................................   22
         8.7      DIVIDENDS..........................................................................................   22
         8.8      FISCAL YEAR........................................................................................   23
         8.9      SEAL...............................................................................................   23
         8.10     TRANSFER OF STOCK..................................................................................   23
         8.11     REGISTERED STOCKHOLDERS............................................................................   23

ARTICLE IX AMENDMENTS................................................................................................   23

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                             CRYSTAL DECISIONS, INC.

                                    ARTICLE I

                                CORPORATE OFFICES

         1.1      REGISTERED OFFICE

         The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

         1.2      OTHER OFFICES

         The Board of Directors of the corporation (the "Board") may at any time establish other offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         2.1      PLACE OF MEETINGS

         Meetings of stockholders shall be held at any place, within or outside the State of Delaware, as designated by the Board. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the corporation.

         2.2      ANNUAL MEETING

         The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board. At the annual meeting, directors shall be elected and any other proper business may be transacted.

         2.3      SPECIAL MEETING

         Subject to the rights of the holders of any series of Preferred Stock then outstanding, special meetings of the stockholders may be called at any time only by the Board acting pursuant to a resolution duly adopted by a majority of the Board, the Chairman of the Board, the Chief Executive Officer or by the President. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

         2.4      NOTICE OF STOCKHOLDERS' MEETINGS; EXCEPTION TO REQUIREMENTS OF
NOTICE

         All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these Bylaws not less than ten (10) nor more than sixty (60) calendar days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting (as authorized by the Board in its sole discretion pursuant to Section 211(a)(2) of the General Corporation Law of Delaware), and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Any previously scheduled meeting of stockholders may be postponed, and, unless the Certificate of Incorporation of the corporation, as the same may be amended and/or restated from time to time (as so amended and restated, the "Certificate") provides otherwise, any special meeting of the stockholders may be cancelled by resolution duly adopted by a majority of the Board members then in office upon public notice given prior to the date previously scheduled for such meeting of stockholders.

         Whenever notice is required to be given, under the General Corporation Law of Delaware, the Certificate or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

         Whenever notice is required to be given, under any provision of the General Corporation Law of Delaware, the Certificate or these Bylaws, to any stockholder to whom (a) notice of two (2) consecutive annual meetings, or (b) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12) month period, have been mailed addressed to such person at such person's address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any actions or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth such person's then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the General Corporation Law of Delaware.

         The exception in subsection (a) of the above paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

         2.5      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

         Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his, her or its address as it appears on the records of the corporation and otherwise is given when delivered. An affidavit of the Secretary or an Assistant Secretary, the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         2.6      QUORUM

         The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or the Certificate. If, however, such quorum is not present or represented at any meeting of the stockholders, then a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The stockholders present at a duly called meeting at which quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         2.7      ADJOURNED MEETING; NOTICE

         When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting (as authorized by the Board in its sole discretion pursuant to Section 211(a)(2) of the General Corporation Law of Delaware), are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The Chairman of the meeting shall have the power to adjourn any meeting of stockholders for any reason and the stockholders shall have the power to adjourn any meeting of stockholders in accordance with Section 2.6 of these Bylaws.

         2.8      VOTING

         The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

         Except as otherwise provided in the provisions of Section 213 of the General Corporation Law of Delaware (relating to the fixing of a date for determination of stockholders of record), or as may be otherwise provided in the Certificate, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

         In all matters, other than the election of directors and except as otherwise required by law, the affirmative vote of the majority of shares present or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         2.9      WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the General Corporation Law of Delaware, the Certificate or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice, or any waiver by electronic transmission, unless so required by the Certificate or these Bylaws.

         2.10     STOCKHOLDER ACTION BY WRITTEN CONSENT

         Unless otherwise provided in the Certificate of Incorporation, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

         Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

         Effective upon the closing of a firmly underwritten initial public offering of the corporation's common stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, (an "IPO"), any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

         2.11     RECORD DATE FOR STOCKHOLDER NOTICE

         In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which such date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which such date shall not be more than sixty (60) nor less than ten (10) calendar days before the date of such meeting, nor more than sixty (60) days prior to any other action.

         If the Board does not so fix a record date:

                  (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

                  (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         2.12     PROXIES

         Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him, her or it by a written proxy, signed by the stockholder and filed with the Secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A stockholder may authorize another person or persons to act for him, her or it as proxy in the manner(s) provided under Section 212(c) of the General Corporate Law of Delaware or as otherwise provided under Delaware law. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

         2.13     LIST OF STOCKHOLDERS ENTITLED TO VOTE; STOCK LEDGER

         The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) calendar days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) for a period of at least ten (10) calendar days prior to the meeting during ordinary business hours at the principal place of business of the corporation.

         In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to the stockholders of the corporation. The list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         2.14     NOMINATIONS AND PROPOSALS BY STOCKHOLDERS AT ANNUAL MEETING

                  (a) Effective upon the closing of an IPO, at an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (B) otherwise properly brought before the meeting by or at the direction of the Board, or (C) otherwise properly brought before the meeting by a stockholder (i) who is a stockholder of record on the date of the giving of notice provided for in this
Section 2.14(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.14(a). For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 120 calendar days in advance of the date that is the one year anniversary of the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in such stockholder's capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (a). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (a), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

                  (b) Effective upon the closing of an IPO, only persons who are nominated in accordance with the procedures set forth in this paragraph
(b) shall be eligible for election as directors, except as otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the corporation. Nominations of persons for election to the Board of the corporation may be made at a meeting of stockholders by or at the direction of the Board or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (b). Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the corporation in accordance with the provisions of paragraph (a) of this Section 2.14. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and
(ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (a) of this Section 2.14. At the request of the Board, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination, which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (b). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

                  (c)      Notwithstanding the foregoing provisions of this
Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.14. Nothing in this Section 2.14 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

         2.15     ORGANIZATION

         Meetings of stockholders shall be presided over by (a) the Chairman of the Board or, in the absence thereof, (b) such person as the Chairman of the Board shall appoint or, in the absence thereof or in the event that the Chairman of the Board shall fail to make such appointment, (c) such person as the Chairman of the executive committee of the corporation shall appoint or, in the absence thereof or in the event that the Chairman of the executive committee of the corporation shall fail to make such appointment, any officer of the corporation elected by the Board. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the Chairman of the meeting appoints.

         The Board shall, in advance of any meeting of stockholders, appoint one
(1) or more inspector(s), who may include individual(s) who serve the corporation in other capacities, including without limitation as officers, employees or agents, to act at the meeting of stockholders and make a written report thereof. The Board may designate one (1) or more persons as alternate inspector(s) to replace any inspector, who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting of stockholders, the Chairman of the meeting shall appoint one (1) or more inspector(s) to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector(s) or alternate(s) shall have the duties prescribed pursuant to Section 231 of the General Corporate Laws of Delaware or other applicable law.

         The Board shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations, if any, the Chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all acts as, in the judgment of such Chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including without limitation establishing an agenda of business of the meeting, rules or regulations to maintain order, restrictions on entry to the meeting after the time fixed for commencement thereof and the fixing of the date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting (and shall announce such at the meeting).

         2.16     NOTICE BY ELECTRONIC TRANSMISSION

         Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of the General Corporation Law of Delaware, the Certificate or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (a) the corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the corporation in accordance with such consent, and (b) such inability becomes known to the Secretary or an Assistant Secretary of the corporation, the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

         Notice given pursuant to the above paragraph shall be deemed given (a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice, (b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (c) if by a posting on an electronic network together with a separate notice to the stockholder of such specific posting, upon the later of
(i) such posting, and (ii) the giving of such separate notice, and (d) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or Assistant Secretary, the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall in the absence of fraud, be prima facie evidence of the facts stated therein.

         For purposes of these Bylaws, "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process. This Section 2.16 shall not apply to
Section 164 (failure to pay for stock; remedies), Section 296 (adjudication of claims; appeal), Section 311 (revocation of voluntary dissolution), Section 312 (renewal, revival, extension and restoration of certificate of incorporation) or Section 324 (attachment of shares of stock) of the General Corporation Law of Delaware.

                                   ARTICLE III

                                    DIRECTORS

         3.1      POWERS

         The business and affairs of the corporation shall be managed by or under the direction of the Board. In addition to the power and authorities these Bylaws expressly confer upon them, the Board may exercise all such powers of the corporation and do all such lawful acts and things as are not required by statute, the Certificate or these Bylaws to be exercised or done by the stockholders.

         3.2      NUMBER OF DIRECTORS

         Subject to the rights of the holders of any Preferred Stock of the corporation to elect additional directors under specified circumstances, the authorized number of directors of the corporation shall be fixed from time to time exclusively by the Board pursuant to a resolution duly adopted by a majority of the Board members then in office.

         No reduction of the authorized number of directors shall have the effect of removing any director before such director's term of office expires.

         3.3      ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

         Except as provided in the Certificate or Section 3.4 of these Bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director's successor is elected and qualified or until such director's earlier death, resignation or removal.

         Directors need not be stockholders unless so required by the Certificate or these Bylaws, wherein other qualifications for directors may be prescribed.

         Elections of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot and, subject to the rights of the holders of any Preferred Stock of the corporation to elect additional directors under specified circumstances, a plurality of the votes cast thereat shall elect directors. The ballot shall state the name of the stockholder or proxy voting or such other information as may be required under the procedure established by the Chairman of the meeting. If authorized by the Board, such requirement of a ballot shall be satisfied by a ballot submitted by electronic transmission provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic submission was authorized.

         3.4      RESIGNATION AND VACANCIES

         Any director may resign at any time upon written notice or by electronic transmission to the corporation.

         Subject to the rights of the holders of any series of Preferred Stock of the corporation then outstanding and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors, or any vacancies on the Board resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or resolution of the Board, be filled only by a majority vote of the directors then in office, whether or not less than a quorum, and directors so chosen shall hold office until such director's successor is elected and qualified

         3.5      PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

         Unless otherwise restricted by the Certificate or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         3.6      FIRST MEETINGS

         The first meeting of each newly elected Board shall be held immediately after, and at the same location as, the annual meeting of stockholders, unless the Board shall fix another time and place and give notice thereof (or obtain waivers of notice thereof) in the manner required herein for special meetings of directors, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, except as provided in this
Section 3.6 and provided that a quorum shall be present.

         3.7      REGULAR MEETINGS

         Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

         3.8      SPECIAL MEETINGS; NOTICE

         Special meetings of the Board for any purpose(s) may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President or a majority of the members of the Board then in office. The person(s) authorized to call special meetings of the Board may fix the place and time of the meetings.

         The Secretary shall give notice of any special meeting to each director personally or by telephone, or sent by first-class mail, overnight mail, courier service or telegram, postage or charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) calendar days before the time of the holding of the meeting. If the notice is delivered by telegram, overnight mail or courier, it shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least forty-eight (48) hours before such meeting. If by facsimile transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours before such meeting. If by telephone or hand delivery the notice shall be given at least twelve (12) hours prior to the time set for the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

         3.9      QUORUM

         At all meetings of the Board, a majority of the total number of authorized directors of the coporation shall constitute a quorum for all purposes and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute or by the Certificate. The directors present at a duly organized meeting may continue to transact business until adjournment notwithstanding the withdrawal of enough directors to leave less than quorum.

         3.10     WAIVER OF NOTICE

         Whenever notice is required to be given under any provisions of the General Corporation Law of Delaware of the Certificate or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these Bylaws.

         3.11     ADJOURNED MEETING; NOTICE

         If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

         3.12     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Unless otherwise restricted by the Certificate or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing(s) or electronic transmission(s) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         3.13     FEES AND COMPENSATION OF DIRECTORS

         Unless otherwise restricted by the Certificate or these Bylaws, the Board shall have the authority to fix the compensation of directors.

         3.14     REMOVAL OF DIRECTORS

         Subject to the rights of the holders of any series of Preferred Stock of the corporation then outstanding and after the closing of the IPO, unless otherwise restricted by statute, the Certificate or these Bylaws, any director, or all of the directors, may be removed from the Board, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all the then outstanding shares of capital stock of the corporation then entitled to vote at the election of directors, voting together as a single class.

         For purposes of the foregoing paragraph, "cause" shall mean (i) continued willful failure to perform the obligations of a director, (ii) gross negligence by the director, (iii) engaging in transactions that defraud the corporation, (iv) fraud or intentional misrepresentation, including falsifying use of funds and intentional misstatements made in financial statements, books, records or reports to stockholders or governmental agencies, (v) material violation of any agreement between the director and the corporation, (vi) knowingly causing the corporation to commit violations of applicable law (including by failure to act), (vii) acts of moral turpitude or (viii) conviction of a felony.

         No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

                                   ARTICLE IV

                                   COMMITTEES

         4.1      COMMITTEES OF DIRECTORS

         The Board may from time to time, by resolution passed by a majority of the total number of authorized directors of the corporation, designate one (1) or more committees of the Board, with such lawfully delegable powers and duties as it thereby confers, with each committee to consist of one (1) or more of the directors of the corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member(s) thereof present at any meeting and not disqualified from voting, whether or not such member(s) constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

         4.2      COMMITTEE MINUTES

         Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

         4.3      MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section
3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings), Section 3.8 (special meetings and notice), Section 3.9 (quorum),
Section 3.10 (waiver of notice), Section 3.11 (adjournment and notice of adjournment), and Section 3.12 (action without a meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board and its members; provided, however, that the time of regular and special meetings of committees may also be called by resolution of the Board. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                   ARTICLE V

                                    OFFICERS

         5.1      OFFICERS

         The officers of the corporation shall be a President and a Secretary. The corporation may also have, at the discretion of the Board, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Treasurer, one or more Vice Presidents, Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws. Any number of offices may be held by the same person.

         5.2      ELECTION OF OFFICERS

         The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, shall be chosen by the Board, which shall consider such subject at its first meeting after every annual meeting of stockholders, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. A failure to elect officers shall not dissolve or otherwise affect the corporation.

         5.3      SUBORDINATE OFFICERS

         The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

         5.4      REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of an officer under contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board.

         Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

         5.5      VACANCIES IN OFFICES

         Any vacancy occurring in any office of the corporation shall be filled by the Board.

         5.6      CHAIRMAN OF THE BOARD

         The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board or as may be prescribed by these Bylaws. If there is no Chief Executive Officer or President, then the Chairman of the Board shall also be the Chief Executive Officer of the corporation and as such shall also have the powers and duties prescribed in Section 5.7 of these Bylaws.

         5.7      CHIEF EXECUTIVE OFFICER

         Subject to such supervisory powers, if any, as the Board may give to the Chairman of the Board, the Chief Executive Officer, if any, shall, subject to the control of the Board, have general supervision, direction, and control of the business and affairs of the corporation and shall report directly to the Board. All other officers, officials, employees and agents shall report directly or indirectly to the Chief Executive Officer. The Chief Executive Officer shall see that all orders and resolutions of the Board are carried into effect. The Chief Executive Officer shall serve as chairperson of and preside at all meetings of the stockholders. In the absence of a Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board.

         5.8      PRESIDENT

         In the absence or disability of the Chief Executive Officer, the President shall perform all the duties of the Chief Executive Officer. When acting as the Chief Executive Officer, the President shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer. The President shall have such other powers and perform such other duties as from time to time may be prescribed for him or her by the Board, these Bylaws, the Chief Executive Officer or the Chairman of the Board.

         5.9      VICE PRESIDENT

         In the absence or disability of the President, the Vice President(s), if any, in order of their rank as fixed by the Board or, if not ranked, a Vice President designated by the Board, shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice President(s) shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these Bylaws, the Chairman of the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.

         5.10     SECRETARY

         The Secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

         The Secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation. Such share register shall be the "stock ledger" for purposes of Section 2.13 of these Bylaws.

         The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board, or committee of the Board, required to be given by law or by these Bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these Bylaws.

         5.11     CHIEF FINANCIAL OFFICER

         The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital and retained earnings.

         The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board or Chief Executive Officer. The Chief Financial Officer shall disburse the funds of the corporation as may be ordered by the Board, shall render to the Board and Chief Executive Officer, or in the absence of a Chief Executive Officer the President, whenever they request, an account of all of his or her transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these Bylaws. In lieu of any contrary resolution duly adopted by the Board, the Chief Financial Officer shall be the Treasurer of the corporation.

         5.12     ASSISTANT SECRETARY

         The Assistant Secretary(ies), if any, in the order determined by the Board (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         5.13     ASSISTANT TREASURER

         The Assistant Treasurer(s), if any, in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Chief Financial Officer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Chief Financial Officer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

         5.14     AUTHORITY AND DUTIES OF OFFICERS

         In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board.

                                   ARTICLE VI

                                   INDEMNITY

         6.1 RIGHT TO INDEMNIFICATION IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHTS OF THE CORPORATION

         Subject to Section 6.3 of this Article VI, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

         6.2 RIGHT TO INDEMNIFICATION IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION

         Subject to Section 6.3 of this Article VI, the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         6.3      AUTHORIZATION OF INDEMNIFICATION

         Any indemnification under this Article VI (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 6.1 or Section 6.2 of this Article VI, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (d) by the stockholders (but only if a majority of the directors who are not parties to such action, suit or proceeding, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the stockholders for their determination). Any person or persons having the authority to act on the matter on behalf of the corporation shall make such determination, with respect to former directors and officers. To the extent, however, that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

         6.4      GOOD FAITH DEFINED

         For purposes of any determination under Section 6.3 of this Article VI, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the corporation or another enterprise, or on information supplied to such person by the officers of the corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the corporation or another enterprise or on information or records given or reports made to the corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the corporation or another enterprise. The term "another enterprise" as used in this Section 6.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the corporation as a director, officer, employee or agent. The provisions of this Section 6.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in
Section 6.1 or 6.2 of this Article VI, as the case may be.

         6.5      INDEMNIFICATION BY A COURT

         Notwithstanding any contrary determination in the specific case under
Section 6.3 of this Article VI, and not withstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 6.1 and 6.2 of this Article VI. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in
Section 6.1 or 6.2 of this Article VI, as the case may be. Neither a contrary determination in the specific case under Section 6.3 of this Article VI nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 6.5 shall be given to the corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

         6.6      EXPENSES PAYABLE IN ADVANCE

         Expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article VI.

         6.7      NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

         The indemnification and advancement of expenses provided by or granted pursuant to this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate, any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the corporation that indemnification of the persons specified in Sections 6.1 and 6.2 of this Article VI shall be made to the fullest extent permitted by law. The provisions of this Article VI shall not be deemed to preclude the indemnification of any person who is not specified in
Section 6.1 or 6.2 of this Article VI but whom the corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

         6.8      INSURANCE

         The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VI.

         6.9      CERTAIN DEFINITIONS

         For purposes of this Article VI, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this
Article VI with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VI, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation " shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article VI.

         6.10     SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

         The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

         6.11     LIMITATION ON INDEMNIFICATION

         Notwithstanding anything contained in this Article VI to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 6.5 hereof), the corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors of the corporation.

         6.12     INDEMNIFICATION OF EMPLOYEES AND AGENTS

         The corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation similar to those conferred in this Article VI to directors and officers of the corporation.

                                  ARTICLE VII

                               RECORDS AND REPORTS

         7.1      MAINTENANCE AND INSPECTION OF RECORDS

         The corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws, as may be amended to date, minute books, accounting books and other records.

         Any such records maintained by the corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the General Corporation Law of Delaware. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

         7.2      INSPECTION BY DIRECTORS

         Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

         7.3      REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         Unless otherwise directed by the Board, the President, or any other person authorized by the President, is authorized to vote, represent, and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation(s) standing in the name of the corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                  ARTICLE VIII

                                 GENERAL MATTERS

         8.1      CHECKS

         From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

         8.2      EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

         The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.3      STOCK CERTIFICATES; PARTLY PAID SHARES

         The shares of a corporation shall be represented by certificates, provided that the Board may provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the Chairman of the Board or Chief Executive Officer, or the President or Vice-President, and by the Chief Financial Officer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         8.4      SPECIAL DESIGNATION ON CERTIFICATES

         If the corporation is authorized to issue more than one (1) class of stock or more than one (1) series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         8.5      LOST CERTIFICATES

         Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require, or may require any transfer agent, if any, for the shares to require, the owner of the lost, stolen or destroyed certificate, or his, her or its legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

         8.6      CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

         8.7      DIVIDENDS

         The directors of the corporation, subject to any restrictions contained in the Certificate, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property or in shares of the corporation's capital stock.

         The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

         8.8      FISCAL YEAR

         The fiscal year of the corporation shall be fixed by resolution of the Board and may be changed by resolution of the Board. In the absence of any such determination by the Board, the fiscal year shall commence of the Saturday closest to June 30 of each year and end on the Friday closest to June 30 of the following year.

         8.9      SEAL

         This corporation may have a corporate seal, which may be adopted or altered at the pleasure of the Board, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

         8.10     TRANSFER OF STOCK

         Upon surrender to the corporation or the transfer agent of the corporation, if any, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer (as determined by legal counsel to the corporation), it shall be the duty of the corporation, as the corporation may so instruct its transfer agent, if any, to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

         8.11     REGISTERED STOCKHOLDERS

         The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX

                                   AMENDMENTS

         The Bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its Certificate, confer the power to adopt, amend or repeal bylaws upon the Board. The fact that such power has been so conferred upon the Board shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws. Notwithstanding the foregoing after the closing of an IPO, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate, the amendment or repeal of all or any portion of Article II, Section 3.2 (number of directors), Section 3.3 (election, qualification and term of office of directors), Section 3.4 (resignation and vacancies), Section 3.14 (removal of directors), Article VI or this Article IX by the stockholders of the corporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding shares of voting stock entitled to vote generally in the election of directors, voting together as a single class.

       CERTIFICATE BY SECRETARY OF ADOPTION OF AMENDED AND RESTATED BYLAWS

                                       OF

                             CRYSTAL DECISIONS, INC.

         The undersigned hereby certifies that she is the duly elected, qualified and acting Secretary of Crystal Decisions, Inc. and that the foregoing Amended and Restated Bylaws, comprising 26 pages, were adopted as the Bylaws of the corporation (i) on ________, 2003 by the Board of Directors of the corporation, and (ii) on ________, 2003 by the stockholders of the corporation.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and affixed the corporate seal on ____________, 2003.

                                 ____________________________________________
                                 Susan J. Wolfe
                                 Secretary

                                                                      Appendix C

                             CRYSTAL DECISIONS, INC.

                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement ("AGREEMENT") is made as of this ____ day of _____ 2003, by and between Crystal Decisions, Inc., a Delaware corporation (the "COMPANY"), and _____________________ ("INDEMNITEE").

         WHEREAS, the Company and Indemnitee recognize the significant cost of directors' and officers' liability insurance and the general reductions in the coverage of such insurance;

         WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the coverage of liability insurance has been severely limited; and

         WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

         NOW, THEREFORE, in consideration for Indemnitee's services as an officer or director of the Company, the Company and Indemnitee hereby agree as follows:

         1.       INDEMNIFICATION.

                  a. Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or any alternative dispute resolution mechanism, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

                  b. Proceedings By or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and, to the fullest extent permitted by law, amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

                  c. Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsections (a) and (b) of this
Section 1, or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

         2. AGREEMENT TO SERVE. In consideration of the protection afforded by this Agreement, if Indemnitee is a director of the Company he agrees to serve at least for the 90 days after the effective date of this Agreement as a director and not to resign voluntarily during such period without the written consent of a majority of the Board of Directors. If Indemnitee is an officer of the Company not serving under an employment contract, he agrees to serve in such capacity at least for 90 days and not to resign voluntarily during such period without the written consent of a majority of the Board of Directors. Following the applicable period set forth above, Indemnitee agrees to continue to serve in such capacity at the will of the Company (or under separate agreement, if such agreement exists) so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or any subsidiary of the Company or until such time as he tenders his resignation in writing. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

         3.       EXPENSES; INDEMNIFICATION PROCEDURE.

                  a. Advancement of Expenses. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in Section 1(a) or (b) hereof (but not amounts actually paid in settlement of any such action, suit or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within 30 days following delivery of a written request therefor by Indemnitee to the Company.

                  b. Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the President of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed, five business days if sent by airmail to a country outside of North America; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

                  c. Procedure. Any indemnification and advances provided for in Section 1 and this Section 3 shall be made no later than 30 days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within 30 days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 14 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed. However, Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including it Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

                  d. Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

                  e. Selection of Counsel. In the event the Company shall be obligated under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by

Indemnitee, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

         4.       ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

                  a. Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

                  b. Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested Directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

         5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

         6. MUTUAL ACKNOWLEDGEMENT. Both the Company and Indemnitee acknowledge that in certain instances, United States of America federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

         7. OFFICER AND DIRECTOR LIABILITY INSURANCE. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

         8. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

         9. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

                  a. Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

                  b. Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

                  c. Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company.

                  d. Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         10.      CONSTRUCTION OF CERTAIN PHRASES.

                  a. For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                  b. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

         11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

         12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

         13. ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

         14. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

         15. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

         16. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware without regard to the conflict of law principles thereof.

         17. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

         18. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

         19. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         20. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

                                       CRYSTAL DECISIONS, INC.

                                       _________________________________________
                                       Signature of Authorized Signatory

                                       _________________________________________
                                       Print Name and Title

                                       Address: 895 Emerson Street
                                                Palo Alto, California 94301

AGREED TO AND ACCEPTED:

INDEMNITEE:

__________________________________
Signature

__________________________________
Print Name and Title
__________________________________

Address: ___________________________

         ___________________________

                                                                      Appendix D

                             CRYSTAL DECISIONS, INC.

                             2002 STOCK OPTION PLAN
                             (ADOPTED MAY 28, 2002)
                       (AMENDED AND RESTATED MAY 12, 2003)

         1.       Purposes of the Plan. The purposes of this 2002 Stock Option
Plan are:

                  -    to attract and retain the best available personnel;

                  - to provide additional incentive to Employees, Directors and Consultants to perform future services; and

                  -    to promote the success of the Company's business.

                  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "Affiliate" means (i) any corporation in which the Company owns, directly or indirectly, ten percent or more of the voting stock, or any partnership, limited liability company or other entity in which the Company ownership interest represents, directly or indirectly, ten percent or more of the total ownership interests in such partnership, limited liability company, or entity; (ii) any corporation which owns, directly or indirectly, ten percent or more of the voting stock of the Company, or any partnership, limited liability company or other entity which owns, directly or indirectly, ten percent or more of the voting stock of the Company; or (iii) any corporation or any other entity (including, but not limited to, partnerships, joint ventures and limited liability companies) that the Administrator, in its sole discretion, determines to be controlling, controlled by, or under common control with the Corporation.

                  (c) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

                  (d)      "Board" means the Board of Directors of the Company.

                  (e) "Change in Control" means the occurrence of any of the following events:

                           (i)      Any "person" (as such term is used in
Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

                           (ii)     A change in the composition of the Board
occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" will mean directors who either (A) are directors of the Company as of the date hereof, or
(B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

                           (iii)    The consummation of the sale or disposition
by the Company of all or substantially all of the Company's assets; or

                           (iv)     The consummation of a merger or
consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

                  (f) "Code" means the Internal Revenue Code of 1986, as amended.

                  (g) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                  (h)      "Common Stock" means the common stock of the Company.

                  (i) "Company" means Crystal Decisions, Inc., a Delaware corporation.

                  (j) "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.

                  (k) "Continuous Status as a Service Provider" means that the employment or consulting relationship with the Company, any Parent, Subsidiary, or Affiliate is not interrupted or terminated. Continuous Status as a Service Provider shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

                  (l)      "Director" means a member of the Board.

                  (m) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (n) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i)      If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii)     If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (iii)    For purposes of any awards granted on the
first day the Company initially offers it equity securities to the public, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock.

                           (iv)     In the absence of an established market for
the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (r) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                  (s) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

                  (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (u) "Option" means a stock option granted pursuant to the Plan.

                  (v) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (w) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

                  (x) "Optioned Stock" means the Common Stock subject to an Option.

                  (y) "Optionee" means the holder of an outstanding Option granted under the Plan.

                  (z) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (aa)     "Plan" means this 2002 Stock Option Plan.

                  (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (cc)     "Section 16(b)" means Section 16(b) of the Exchange
Act.

                  (dd) "Service Provider" means an Employee, Director or Consultant.

                  (ee) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                  (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       Stock Subject to the Plan. Subject to the provisions of
Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 2,500,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year beginning
July 3, 2004, equal to the lesser of (i) 3,750,000 Shares, (ii) five percent (5.0%) of the outstanding shares as of the last day of the prior fiscal year, or (iii) such amount as determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4.       Administration of the Plan.

                  (a)      Procedure.

                           (i)      Multiple Administrative Bodies. Different
Committees with respect to different groups of Service Providers may administer the Plan.

                           (ii)     Section 162(m). To the extent that the
Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                           (iii)    Rule 16b-3. To the extent desirable to
qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                           (iv)     Other Administration. Other than as provided
above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i)      to determine the Fair Market Value;

                           (ii)     to select the Service Providers to whom
Options may be granted hereunder;

                           (iii)    to determine the number of shares of Common
Stock to be covered by each Option granted hereunder;

                           (iv)     to approve forms of agreement for use under
the Plan;

                           (v)      to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vi)     to reduce the exercise price of any Option
to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

                           (vii)    to institute an Option Exchange Program;

                           (viii)   to construe and interpret the terms of the
Plan and awards granted pursuant to the Plan;

                           (ix)     to establish, amend and rescind rules and
regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

                           (x)      to modify or amend each Option (subject to
Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                           (xi)     to allow Optionees to satisfy withholding
tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                           (xii)    to authorize any person to execute on behalf
of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                           (xiii)   to correct any defect, supply any omission,
or reconcile any inconsistency in the Plan, or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Administrator shall be conclusive and binding on all Optionees, any other holders of Options and on their legal representatives and beneficiaries; and

                           (xiv)    except to the extent prohibited by, or
impermissible in order to obtain treatment desired by the Administrator under, applicable law or rule, to allocate or delegate all or any portion of its powers and responsibilities to any one or more of its members or to any person(s) selected by it, subject to revocation or modification by the Administrator of such allocation or delegation.

                           (xv)     to make all other determinations deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

         5. Eligibility. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

         6.       Limitations.

                  (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

                  (c)      The following limitations shall apply to grants of
Options:

                           (i)      No Service Provider shall be granted, in any
fiscal year of the Company, Options to purchase more than 500,000 Shares.

                           (ii)     In connection with his or her initial
service, a Service Provider may be granted Options to purchase up to an additional 2,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

                           (iii)    The foregoing limitations shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 12.

                           (iv)     If an Option is cancelled in the same fiscal
year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

         7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the later of its adoption by the Board, its approval by the stockholders of the Company or the effective date of a registration statement filed by the Company pursuant to the Securities Act of 1933, as amended, in connection with its firmly underwritten initial public offering. It shall continue in effect for a term of ten (10) years from May 12, 2003 unless terminated earlier under Section 14 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock

Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9.       Option Exercise Price and Consideration.

                  (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                           (i)      In the case of an Incentive Stock Option

                                    (A)      granted to an Employee who, at the
time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                    (B)      granted to any Employee other than
an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii)     In the case of a Nonstatutory Stock Option,
the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option granted to a Canadian employee as well as an option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (iii)    Notwithstanding the foregoing, Options may
be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                  (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

                  (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                           (i)      cash;

                           (ii)     check;

                           (iii)    promissory note;

                           (iv)     other Shares, provided Shares acquired
directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; provided, however, this method of payment shall not be available to Canadian Service Providers;

                           (v)      consideration received by the Company under
a cashless exercise program implemented by the Company in connection with the Plan;

                           (vi)     a reduction in the amount of any Company
liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                           (vii)    any combination of the foregoing methods of
payment; or

                           (viii)   such other consideration and method of
payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10.      Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Vesting of Options granted hereunder shall cease on the 31st day of any leave of absence, unless required otherwise by law or unless the Administrator provides otherwise in writing to the Optionee and shall recommence upon such person's return from the leave of absence. An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or in the name of a family trust of which the Optionee is a trustee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised; provided that if the Company shall be advised by counsel that certain requirements under the Federal, state or foreign securities laws must be met before Shares may be issued under this Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for failure to issue Shares under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Relationship as a Service Provider. In the event of (i) termination of an Optionee's Continuous Status as a Service Provider with the Company (for any reason and regardless of any appropriate court finding such termination unfair or irregular on any basis whatsoever), but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one (1) day from the date of such change of status) or from Consultant to Employee, or (ii) an Employee being provided with notice of termination of employment (for any reason and regardless of any appropriate court finding the related termination unfair or irregular on any basis whatsoever), such Optionee may, but only within thirty
(30) days, (or such longer period as the Administrator may allow, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of a termination or employment, and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) following the date of such termination of Continuous Status as a Service Provider or provision of notice of termination of employment, exercise his or her Option to the extent that Optionee was entitled to exercise it upon the earlier of (i) the date of termination of Continuous Status as a Service Provider, or (ii) the date upon which Optionee was provided with notice of termination of employment (the earlier of these dates is referred to herein as the "Vesting Cessation Date"). To the extent that such Optionee was not entitled to exercise the Option upon the Vesting Cessation Date, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, without the Optionee being entitled to any compensation for the loss of such Option or portion of Option. A transfer of employment from any of the Company, its Parent or a Subsidiary shall not be considered to involve a notice of termination of employment.

                  (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to the Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (e)      Leaves of Absence.

                           (i)      Unless the Administrator provides otherwise,
vesting of Options granted hereunder shall be suspended during any unpaid leave of absence.

                           (ii)     A Service Provider shall not cease to be an
Employee in the case of (A) any leave of absence approved by the Company or (B) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

                           (iii)    For purposes of Incentive Stock Options, no
leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

         11. Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

         12.      Adjustments; Dissolution; Merger or Change in Control.

                  (a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option, as well as the Share limits in Sections 3 and 6 of the Plan.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

                  For the purposes of this subsection (c), the Option shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

         13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         14.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. To the extent permitted by law, the Board may, in its sole discretion, at any time amend, alter, suspend or terminate the Plan.

                  (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                  (c) Effect of Amendment or Termination. To the extent permitted by law, the Board may, in its discretion, at any time amend or alter Options granted under the Plan in accordance with the Company's economic rights or statutory specifications without giving rise to any obligation to compensate the Optionee. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         15.      Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         18. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

         19. Information to Optionees. The Company shall provide to each Optionee, not less frequently than annually, copies of annual financial statements. The Company shall also provide such statements to each individual who acquires Shares pursuant to the Plan while such individual owns such Shares. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                                                                      Appendix E

                             CRYSTAL DECISIONS, INC.

                            2002 DIRECTOR OPTION PLAN
                             (ADOPTED MAY 28, 2002)
                       (AMENDED AND RESTATED MAY 12, 2003)

         1. Purposes of the Plan. The purposes of this 2002 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

         All options granted hereunder shall be nonstatutory stock options.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a)      "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended.

                  (c)      "Common Stock" means the common stock of the Company.

                  (d) "Company" means Crystal Decisions, Inc., a Delaware corporation.

                  (e)      "Director" means a member of the Board.

                  (f) "Disability" means total and permanent disability as defined in section 22(e)(3) of the Code.

                  (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                  (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i)      If the Common Stock is listed on any
established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii)     If the Common Stock is regularly quoted by a
recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                           (iii)    In the absence of an established market for
the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (j) "Inside Director" means a Director who is an Employee.

                  (k) "Option" means a stock option granted pursuant to the Plan.

                  (l) "Optioned Stock" means the Common Stock subject to an Option.

                  (m)      "Optionee" means a Director who holds an Option.

                  (n) "Outside Director" means a Director who is not an Employee.

                  (o) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (p)      "Plan" means this 2002 Director Option Plan.

                  (q) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                  (r) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3.       Stock Subject to the Plan. Subject to the provisions of
Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 125,000 Shares plus an annual increase to be added on the first day of the Company's fiscal year beginning with July 3, 2004, equal to the lesser of (i) 150,000 Shares, (ii) two tenths of one percent (0.2%) of our outstanding shares on the last day of the prior fiscal year or (iii) such amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

                  If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4.       Administration and Grants of Options under the Plan.

                  (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                           (i)      No person shall have any discretion to
select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

                           (ii)     Each Outside Director shall be automatically
granted an Option to purchase 50,000 Shares (pre-split) (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                           (iii)    Each Outside Director shall be automatically
granted an Option to purchase 20,000 Shares (pre-split) (a "Subsequent Option") on the date of the Company's annual stockholders meeting each year provided he or she is then an Outside Director.

                           (iv)     The terms of a First Option granted
hereunder shall be as follows:

                                    (A)      the term of the Election Option
shall be ten (10) years.

                                    (B)      the First Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                                    (C)      the exercise price per Share shall
be 100% of the Fair Market Value per Share on the date of grant of the First Option.

                                    (D)      subject to Section 10 hereof, the
First Option shall become exercisable as to 25% of the Shares subject to the First Option on the first anniversary following its date of grant and then as to 1/48th of the Shares subject to the First Option monthly thereafter, provided that the Optionee continues to serve as a Director on such dates.

                           (v)      The terms of a Subsequent Option granted
hereunder shall be as follows:

                                    (A)      the term of the Subsequent Option
shall be ten (10) years.

                                    (B)      the Subsequent Option shall be
exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                                    (C)      the exercise price per Share shall
be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                                    (D)      subject to Section 10 hereof, the
Subsequent Option shall become exercisable as to 25% of the Shares subject to the Subsequent Option on the first anniversary following its date of grant and then as to 1/48th of the Shares subject to the Subsequent Option monthly theraefter, provided that the Optionee continues to serve as a Director on such date.

                           (vi)     In the event that any Option granted under
the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the total number of Shares reserved for issuance under the Plan, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through the provisions of the Plan, by action of the Board, by the stockholders approving an increase in the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

         5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

                  The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

         6. Term of Plan. The Plan shall become effective upon the later to occur of its adoption by the Board, its approval by the stockholders of the Company or the date the registration statement of the Company pursuant to Form S-1 for the sale of shares of the Common Stock in a firm commitment underwriting is declared effective by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended. It shall continue in effect for a term of ten (10) years from May 12, 2003 unless sooner terminated under Section 11 of the Plan.

         7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other Shares, which, in the case of Shares acquired from the Company, (x) have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; provided, however, that the form of consideration set forth in this subsection (iii) shall not be available to Canadian Outside Directors, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

         8.       Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4 hereof and may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of such termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire Option on the date of termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve
(12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not vested as to his or her entire an Option on the date of death, the Shares covered by the unvested portion of the Option shall revert to the Plan. To the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10.      Adjustments; Dissolution; Merger or Asset Sale.

                  (a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock such that an adjustment is determined by the Board (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust the number and class of Common Stock which may be delivered under the Plan, the purchase price per Share and the number of Shares covered by each Option which has not yet been exercised, and the number of Shares subject to Options granted pursuant to Section 4.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above.

                  If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

                  For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         11.      Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

                                                                      APPENDIX F


                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                             CRYSTAL DECISIONS, INC.
                   (AS AMENDED AND RESTATED FEBRUARY 10, 2003)

PURPOSE:

         The purpose of the Audit Committee of the Board of Directors of Crystal Decisions, Inc. (the "COMPANY") shall be to:

- oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

- assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial controls;

- prepare the report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement;

- provide the Company's Board with the results of its monitoring and recommendations derived therefrom; and

- provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

         In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

SCOPE & POLICY:

         Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate policy for quality financial reporting, sound business risk practices and ethical behavior. The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Audit Committee, as representatives of the Company's stockholders. The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors.

MEMBERSHIP:

         The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC or any securities exchange or other trading system on which the Company's shares may be listed):

         - At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The duties and responsibilities of the Audit Committee shall include:

         - reviewing on a continuing basis the adequacy of the Company's system of internal controls, including meeting periodically with the Company's management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

         - pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors; pre-approval under this section may be accomplished by email written consent from all Audit Committee members or may be delegated to the Chairman as set forth in "Delegation of Authority" below;

         - reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors;

         - reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to filing the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

         - directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

         - conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

         - reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

         - overseeing compliance with the requirements of the SEC for disclosure of auditor's services and audit committee members, member qualifications and activities;

         - reviewing, approving and monitoring the Company's code of ethics for its senior financial officers;

         - reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

         - reviewing, in conjunction with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements;

         - as appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

         - providing a report in the Company's proxy statement in accordance with the rules and regulations of the SEC;

         - appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

         - reviewing and approving in advance any proposed related party transactions;

         - establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

         - providing a report to the Board at least annually presenting its conclusions with respect to the independent auditors; and

         - performing such other duties as it may be requested to perform by the Board.

         At the discretion of the Board or if the Company becomes subject to the listing standards of the Nasdaq National Market, the Audit Committee shall also undertake the following responsibilities:

         - each member will be an independent director, as defined in (i) the rules of the SEC and (ii) Nasdaq Rules 4200 and 4350(d);

         - each member will be able to read and understand fundamental financial statements;

         - reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors' peer review conducted every three years;
                  (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

         - reviewing the Company's compliance with employee benefit plans;

         - overseeing and reviewing the Company's policies regarding information technology and management information systems;

         - if necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company; and

         - reviewing its own charter, structure, processes and membership requirements.

         At the discretion of the Board or if the Company becomes subject to the listing standards of the NYSE, the Audit Committee shall also undertake the following responsibilities:

         - each member will be an independent director, as defined in (i) the rules of the SEC and (ii) the NYSE Corporate Governance Standards;

         - each member will be able to read and understand fundamental financial statements;

         - at least annually, obtaining and reviewing a report by the independent auditor describing: the audit firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues;

         - discussing policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

         - providing oversight and review at least annually of the Company's Investment Policy;

         - periodically meet with with the Corporate Investment Committee on matters pertaining to the Corporation's investment practices, for example those practices related to foreign exchange, investments, and derivatives;

         - if necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

         - reviewing its own charter, structure, processes and membership requirements;

         - reviewing the Company's compliance with employee benefit plans;

         - overseeing and reviewing the Company's policies regarding information technology and management information systems;

         - setting clear hiring policies with respect to employees or former employees of the independent auditors; and

         - requesting from the independent auditors on a periodic basis a formal written statement delineating all relationships between the auditors and the Company, engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and recommending that the Board take appropriate action, if necessary, to ensure the independence of the outside auditors.

MEETINGS:

         The Audit Committee will meet at least quarterly or more frequently as circumstances dictate. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

         The Chief Executive Officer, Chief Financial Officer and the independent auditors shall be invited to attend appropriate portions of the Audit Committee's meetings. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

         The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

         In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Committee's charter.

COMPENSATION:

         Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors, including options to acquire the Company's stock.

         Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

DELEGATION OF AUTHORITY:

         The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided that the amount for any individual engagement does not exceed $50,000, and further provided that the combined total delegated to the Chairman for such approval does not exceed $100,000 in any quarter (under such circumstances pre-approval may not be delegated but must be approved by the entire Audit Committee). All pre-approval decisions must be presented to the full Audit Committee at its scheduled meetings. Pre-approval shall not be required for those services that meet the following criteria for the De Minimus exception to the SEC rules: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to its auditor during the fiscal year in which non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee of the Company and approved prior to the completion of the audit by the Audit Committee or by the Chairman of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                             CRYSTAL DECISIONS, INC.

                       2003 ANNUAL MEETING OF STOCKHOLDERS

      The undersigned stockholder of Crystal Decisions, Inc., a Delaware corporation, hereby acknowledges receipt of the proxy statement dated June __, 2003, and hereby appoints Jonathan J. Judge, Eric Patel and Susan J. Wolfe or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on your behalf and in your name, to represent you at Crystal's 2003 Annual Meeting of Stockholders to be held on Wednesday, July 9, 2003, and at any adjournment(s) or postponement(s) thereof, and to vote all of your shares of Common Stock on all matters to be considered at the meeting which you would be entitled to vote if personally present. The meeting will begin at 9:00 a.m., local time, at Crystal's offices located at 895 Emerson Street, Palo Alto, California 94301.


      THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NAMED HEREIN AND "FOR" PROPOSALS 2, 3, 4, 5, 6, 7 AND 8; AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

X     PLEASE MARK VOTES AS IN
      THIS EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:


1.    Election of Directors.

      (01) Jonathan J. Judge, (02) Gregory B. Kerfoot,         FOR              WITHHELD
      (03) Fred D. Anderson, (04) Robert L. Bailey,        all nominees     from all nominees
      (05) Justin T. Chang, (06) Stephen J. Luczo,            [ ]                 [ ]
      (07) David J. Roux, (08) John W. Thompson,
      (09) Donald L. Waite

                                             [ ]
                                                -------------------------------
                                             (INSTRUCTION: To withhold authority
                                             to vote for any individual nominee,
                                             write that nominee's name in the
                                             space provided above).


                                                                                          FOR           AGAINST         ABSTAIN
2.    To ratify the appointment of Ernst & Young LLP as independent auditors for          [ ]             [ ]              [ ]
      the fiscal year ending July 2, 2004.

3.    To approve the amended and restated certificate of incorporation.                   [ ]             [ ]              [ ]

4.    To ratify and approve the amended and restated certificate of incorporation         [ ]             [ ]              [ ]
      to create a class of undesignated prefered stock.

5.    To ratify and approve of certain provisions to the amended and restated             [ ]             [ ]              [ ]
      certificate of incorporation and bylaws.

6.    To ratify and approve the form of indemnification agreement for directors,          [ ]             [ ]              [ ]
      officers and agents.

7.    To approve the adoption of the 2002 Stock Option Plan.                              [ ]             [ ]              [ ]

8.    To approve the adoption of the 2002 Director Option Plan.                           [ ]             [ ]              [ ]



                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                                 MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

   Householding Election - Please indicate if you consent to receive certain [ ] future investor communications in a single package per household.



                        Please complete, date and sign this proxy and return promptly in the enclosed envelope. If shares being voted are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. If you are signing as attorney, executor, administrator, trustee or guardian or if you are signing in another fiduciary capacity, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

                Signature:                                       Date:
                          ---------------------------                 ----------

                Signature:                                       Date:
                          ---------------------------                 ----------